ICON FUNDS

                               SEMI-ANNUAL REPORT


                               Ahead of the Curve

                                      1999



                               [Graphic Omitted]

                                   ICON FUNDS

Management Discussion and Analysis ....................................     8
 Domestic Funds

Management Discussion and Analysis ....................................    35
 Short-term Fixed Income Fund

Management Discussion and Analysis ....................................    37
 International Funds

Financial Statements ..................................................    52

Financial Highlights ..................................................    60

Notes to Financial Statements .........................................    64



                                      Serving as Advisor for the ICON Funds is Meridian Investment Management Corporation, referenced in this report as the "Advisor."

Dear ICON Funds Shareholders:


A new market has emerged.

That observation-central to my letter in the Annual Report issued last fall-is proving true. At that time, I correctly stated that the market was forming a bottom, and that conditions in the stock market suggested a buying opportunity. Six months later, we can see that our quantitative system was accurate in recognizing value amidst the classic bottom characteristics of fear and uncertainty. We believe it kept us ahead of the curve.

I also remarked, at the close of last fiscal year, that the four-year bull market (December 1994 - July 1998) had ended. A new one, with new leadership, was emerging. Such is the case. The final fourteen months of the `94-'98 run proved difficult for money mangers. The leadership was notably narrow and concentrated in just a few, expensive stocks. Large-cap, growth stocks generally led the way, leaving most other stocks to languish. This occurred despite underlying value characteristics that suggested prices should have climbed.

This fresh market is different from the prior one in several ways. The leadership is quite broad and includes many small and mid-sized companies.
Industries that lagged in late 1997 and early 1998 have emerged. Our system correctly identified these new leaders last fall and acted accordingly.

Outstanding industries such as Semiconductors in the Technology Fund, Hotels and Gaming in the Leisure Fund, and Drilling and Equipment in the Energy Fund are now well represented in the ICON Funds.

Recognizing a market bottom in a time of fear and uncertainty is a primary strength of our system. Identifying new leadership in the subsequent advance is another strength. The last six months demonstrates those intentionally designed characteristics. It should be pointed out, as well, that the valuation approach used in ICON management is distinct from and more universal than the simple Price-to-Book Value or Price-to-Earnings (P/E) criteria that have not worked well these last few years. Our valuation equation is applied to individual stocks. It also includes an expected growth rate in future earnings and computes an intrinsic value. Last fall, there were many bargains with prices below their intrinsic values. We elected to purchase these, while conventional "value" managers found them high based on P/E ratios.

The dual dynamics of value and leadership suggest to us that this new bull market will last two to three years. With the Dow Jones Industrial Average reaching 11,000 and P/E ratios at an historical high, many investors are doubting the market can go higher. Our indicators signal otherwise. We believe the broad U.S. market is still priced about 17 percent below fair value. Low interest rates and decent growth expectations combine to make fair value an upwardly moving target for stock prices.


                                                       [Photo Omitted]

                                              Craig T. Callahan, D.B.A. Trustee,
                                         Chief Investment Officer of the Advisor

My report on the administration of the ICON Funds would be incomplete without comment on action being considered by the Securities and Exchange Commission
(SEC). Arthur Levitt, chairman of the SEC, has been actively proposing modifications to the Investment Company Act of 1940 ("The 40 Act") which regulates mutual funds. As I describe these potential changes, I am pleased to note that the ICON Funds are well ahead of his recommendations.

In brief, Mutual Funds are corporations or trusts with boards of directors or boards of trustees. The 40 Act requires that 40 percent of these trustees be independent, meaning they have no financial involvement with the advisor (manager) of the funds. Mr. Levitt has proposed that a majority of the trustees be independent. The trustees, he points out, are there to represent the shareholders, and at times, their position may run counter to the advisor's position. Mr. Levitt's preference for a majority is intended to ensure the protection of shareholders when conflicts arise.

At the ICON Funds, the board of trustees is comprised of four individuals, three (75 percent) of whom are independent. I, as Chairman, obviously have a financial interest in Meridian Investment Management, the Advisor to the funds. The three remaining trustees are James Hire, a consultant to the hospitality industry; Michael Sentel, an attorney formerly with the SEC and currently with the



The board of trustees is comprised of four individuals,
                                                              [Graphic Omitted]
three (75 percent) of whom are independent.

Department of Education; and Glen Bergert, a CPA who retired as a partner with a "Big Five" accounting firm to launch his own venture capital company. This group is truly independent and positioned to represent you, the shareholders.

A related recommendation from Mr. Levitt concerns separate legal counsel for the advisor and the trustees. Your ICON Funds have functioned in that manner since inception. The trustees retain Charles Lutter as legal counsel. Mr. Lutter, an SEC staff member for many years, now heads a private practice focusing on mutual funds. Meridian has in-house legal counsel, also formerly with the SEC, and retains various law firms for specialty needs. With Mr. Lutter at every quarterly trustee meeting and available at all other times, the trustees benefit from legal counsel independent of the Advisor.

These proposals have been conveyed at a few industry conferences; and, of course, I'm not in a position to know what feedback was received. While there may be some opposition from some mutual fund companies, I expect the proposals will become effective. If they do, they will not affect the ICON Funds. Again, we are already there...ahead of the curve.

Another administrative aspect is worth noting. When the ICON Funds were opened, they were only available through advisors. This was a conservative strategy to get them established. In December 1998, that restriction was removed; the funds are now open to the investing public. Shares can be purchased directly from the transfer agent, Firstar of Milwaukee, or on popular custodial/no-transaction-fee platforms such as Charles Schwab or National Investor Services Corp. I am pleased to report that the Funds are being received quite well as more and more investors learn of them.

In summary, our valuation suggests that we are now six months into what we're projecting to be a 36-month transit. This is a significantly different market than that of the last four years.

Thank you for selecting ICON Funds for your sector investing needs. We look forward to promising possibilities as this new market builds.

Sincerely,


/s/  Craig T. Callahan
------------------------------------------------
Craig T. Callahan, D.B.A.
Trustee, Chief Investment Officer of the Advisor

                                   ICON FUNDS

Management Discussion and Analysis ....................................     8
 Domestic Funds

Management Discussion and Analysis ....................................    35
 Short-term Fixed Income Fund

Management Discussion and Analysis ....................................    37
 International Funds

Financial Statements ..................................................    52

Financial Highlights ..................................................    60

Notes to Financial Statements .........................................    64



                                      Serving as Advisor for the ICON Funds is Meridian Investment Management Corporation, referenced in this report as the "Advisor."

Management Discussion & Analysis

Basic Materials

Performance
The ICON Basic Materials Fund (the "Fund") opened on May 5, 1997. The Fund under-performed its benchmark, the S&P Basic Materials Index, by approximately 7% over the period 10/1/98 to 3/31/99. The Fund's total return for this six month period was (3.63%). The S&P Basic Materials Index return was 3.34% for the same time period. The S&P Basic Materials Index has a 20% weighting in Du Pont (total return of 4.5%) and a 6% weighting in Dow Chemical (total return of 11%), which provided a boost to the Index return. In general, basic materials and commodities industries continued to fare poorly during the period.

The U.S. stock market, as measured by the S&P 500 Index, has posted exceptional returns in the last six months. Fears of a global recession and excessive equity valuation were short lived, as the market quickly recovered from the 1998 late summer correction. The Dow Jones Industrial Average, a price weighted equity benchmark, was very near the 10,000 level as the recent quarter ended. Publicity from the 10,000 milestone highlighted the strong performance of large capitalization stocks in the current bull market. Recent market appreciation, however, has not been broad. Many middle and small capitalization stocks, although recovering from their October 1998 lows, have not kept pace with the narrow market advance.

The Basic Materials sector has been plagued by weak prices for commodities. In large part, this has been caused by weak and weakening economies around the world. The difficult operating environment shows few signs of improving any time soon, although stock prices already reflect the gloomy conditions.

Industry Highlights
In the last six months, the Advisor sold the Fund's holdings in the Construction industry. Based on the Advisor's quantitative system that incorporates valuation and price momentum, the industry fell below the sell threshold. The Construction industry was replaced by the Electrical Equipment industry.

The largest industry holding is the Aluminum/Gold/Precious Metals Mining industry, which includes companies such as Phelps Dodge, Freeport-McMoran, Asarco, Cyprus Amax and INCO. This industry comprises approximately 63% of the Fund. Weak commodity prices hurt these companies in 1998; but in the first quarter of 1999, the industry has shown some signs of life, especially Cyprus Amax and INCO.

The second largest industry holding is Electrical Equipment. This industry comprises approximately 34% of the Fund and includes companies such as General Electric, Honeywell, Solectron, Rockwell and Molex. General Electric has
benefited from investors' infatuation with large companies that provide consistent earnings growth. The other companies offer better values. One of the holdings, AMP, was recently purchased by Tyco - an indication that other companies see value here as well.


Current Outlook

The  Advisor   expects  the  Basic   Materials   sector  to  provide   defensive
characteristics in the current market. Stock prices in the sector reflect a negative outlook for commodity prices; the situation is unlikely to worsen further. Moreover, any improvement in foreign economies could provide a welcome boost to the bottom line. Based on valuation and momentum characteristics of the industries in the Fund, we are optimistic that the Basic Materials sector provides good investment opportunities.

Basic Materials
---------------
Portfolio Profile                                    March 31, 1999 (unaudited)
Equities                                             97.5%
Top 10 Equity Holdings (% of Assets)                 58.4%
Number of Stocks                                       22
Cash & Cash Equivalents                              2.5%


Top 10 Equity Holdings                               March 31, 1999 (unaudited)
INCO Ltd.                                            7.2%
Cyprus Amax Mineral Co.                              7.0%
Stillwater Mining Co.                                6.6%
Freeport McMoran Copper Class B                      6.4%
Phelps Dodge                                         6.2%
Solectron                                            5.4%
Honeywell                                            5.0%
AMP Inc.                                             4.9%
General Electric                                     4.9%
Molex                                                4.8%


Top Industries                                       March 31, 1999 (unaudited)
Aluminum/Gold/Precious Metals Mining                 63.8%
Electrical Equipment                                 34.2%


Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

The returns for the ICON Funds are since the inception of the Fund through the dates shown. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results.

The S&P Basic Materials Index is a capitalization-weighted index that measures the performance of the basic materials sector of the S&P SuperComposite Index. It is comprised of 125 stocks. The Basic Materials Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and all expenses. Individuals cannot invest in the index itself.

Performance Overview
Value of $10,000 investment since fund inception versus fund benchmark.


[Graphic Omitted]

Schedule of Investments
March 31, 1999
(unaudited)


Shares or Principal Amount                                 Market Value
Common Stocks 98.0%
Aluminum/Gold/Precious Metals Mining 63.8%
          4,100    Alcan Aluminum LTD                      $    105,831
          2,500    Alcoa Inc.                                   102,969
         31,400    Asarco Inc.                                  431,750
         23,650    Barrick Gold Corp.                           403,528
         92,400    Battle Mountain Gold                         254,100
         54,000    Cyprus Amax Mineral Company                  654,750
         54,900    Freeport-McMoran Copper Class B              597,037
        112,700    Hecla Mining Co.a                            309,925
         42,100    Homestake Mining Co.                         363,112
         50,700    INCO Ltd.                                    674,944
         23,335    Newmont Mining Corp.                         408,362
         11,700    Phelps Dodge                                 576,225
         31,900    Placer Dome Inc.                             356,881
          2,200    Reynolds Metals                              106,287
         23,550    Stillwater Mining Co.a                       621,131
        ---------------------------------------------------------------
Total Aluminum/Gold/Precious Metals Mining                    5,966,832
Electrical Equipment 34.2%
          8,600    AMP Inc.                                     461,713
          8,000    Emerson Electric                             423,500
          4,100    General Electric                             453,563
          6,200    Honeywell                                    470,038
         15,200    Molex                                        446,500
         10,100    Rockwell                                     428,619
         10,400    Solectron                                    505,050
        ---------------------------------------------------------------
Total Electrical Equipment                                    3,188,983

Shares or Principal Amount                                 Market Value
Common Stocks - continued
Total Common Stocks
         (Cost $11,717,262)                                   9,155,815
-----------------------------------------------------------------------
Short-Term Commercial Notes 2.5%
-----------------------------------------------------------------------
$237,928 American Family Demand Note
         4.54%    7/26/99                                       237,928
-----------------------------------------------------------------------
Total Short-Term Commercial Notes
         (Cost $237,928)                                        237,928
-----------------------------------------------------------------------
Total Investments 100.5%
         (Cost $11,955,190)                                   9,393,743
-----------------------------------------------------------------------
Other Liabilities less Assets (0.5%)                            (48,299)
-----------------------------------------------------------------------
Net Assets 100.0%                                       $     9,345,444

    The accompanying notes are an integral part of the financial statements.
a    non-income producing security

Consumer Cyclicals
--------------------------------------------------------------------------------

Performance
The ICON Consumer Cyclicals Fund (the "Fund") opened on July 9, 1997. While past performance does not guarantee future results, the Fund outperformed its benchmark, the S&P SuperComposite 1500 Index, by approximately 1.3% over the period 10/1/98 to 3/31/99. The Fund's total return for this six month period was 27.47%. The S&P SuperComposite 1500 Index return was 26.14% for the same time period. The Fund's performance was boosted by its holdings in the Retail Specialty (Apparel) and Services (Advertising/Marketing) industries.

The U.S. stock market, as measured by the S&P 500 Index, has posted exceptional returns in the last six months. Fears of a global recession and excessive equity valuation were short lived, as the market quickly recovered from the 1998 late summer correction. The Dow Jones Industrial Average, a price weighted equity benchmark, was very near the 10,000 level as the recent quarter ended. Publicity from the 10,000 milestone highlighted the strong performance of large capitalization stocks in the current bull market. Recent market appreciation, however, has not been broad. Many middle and small capitalization stocks, although recovering from their October 1998 lows, have not kept pace with the narrow market advance.

The Consumer Cyclicals sector has benefited from the strong U.S. economy, which has been powered by the American consumer. Tame inflation, low unemployment and a healthy stock market have provided a happy setting for consumer spending. The Advisor expects this environment to continue for the foreseeable future.


Industry  Highlights
In the last six months, the Advisor added two industries to the Fund's holdings:
Machinery (Diversified) and Manufacturing (Specialized). Based on the Advisor's quantitative system that incorporates valuation and price momentum, both industries showed up as attractive investments around the turn of the year. Stock prices in both industries suffered last fall, but have since recovered strongly.

The largest industry holding is Services (Advertising/Marketing). This industry comprises approximately 20% of the Fund and includes companies such as Omnicom, Interpublic, Acxiom, and Catalina Marketing. In their efforts to reach consumers, businesses continue to devote resources to advertising and marketing budgets. Even though some of these advertising companies have expanded internationally in recent years, the strong U.S. economy has more than made up for any weakness from foreign operations.

Another large industry holding is the Retail Specialty (Apparel) industry, which includes companies such as Gap, TJX Companies, Limited, Men's Wearhouse and Talbots. The industry comprises approximately 13% of the Fund. The healthy domestic economy has spurred consumers to spend freely on clothing and apparel. Same store sales for many companies in the industry are increasing much faster than analysts had anticipated.

Current Outlook
Many industries within the Consumer Cyclicals sector continue to look attractive to our style of investment management. This sector generally has small and middle capitalization stocks. Even so, the Fund managed to outperform the market-cap weighted S&P SuperComposite 1500 over the last six months. Based on valuation and momentum characteristics of the industries in the Fund, we are optimistic that the opportunities remain.

Consumer Cyclicals
--------------------------------------------------------------------------------

Portfolio Profile                              March 31, 1999 (unaudited)
Equities                                       98.7%
Top 10 Equity Holdings (% of Assets)           38.7%
Number of Stocks                                  44
Cash & Cash Equivalents                        1.3%
--------------------------------------------------------------------------------

Top 10 Equity Holdings                         March 31, 1999 (unaudited)
Catalina Marketing Corp.                       5.0%
Lowes Companies                                5.0%
Home Depot                                     4.5%
Omnicom Group                                  4.1%
Staples Inc.                                   4.1%
Interpublic GRP Co. Inc.                       3.6%
Gap Inc.                                       3.3%
Acxiom Corp.                                   3.1%
Office Depot                                   3.0%
Sherwin Williams                               3.0%
--------------------------------------------------------------------------------

Top Industries                                 March 31, 1999 (unaudited)
Services (Advertising/Marketing)               20.6%
Retail (Building Supplies)                     17.4%
Retail (Specialty)                             12.7%
Retail Specialty (Apparel)                     12.6%
Specialty Printing                             10.9%
--------------------------------------------------------------------------------

Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

The returns for the ICON Funds are since the inception of the Fund through the dates shown. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results.

The S&P SuperComposite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600. It is comprised of 1500 stocks. The S&P SuperComposite 1500 Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and all expenses. Individuals cannot invest in the index itself.

Performance Overview
Value of $10,000 investment since fund inception versus fund benchmark.


[Graphic Omitted]

Consumer Cyclicals
Schedule of Investments
March 31, 1999
(unaudited)

Shares or Principal Amount                               Market Value
Common Stocks 98.4%
Specialty Printing 10.9%
         35,000   Banta Corp.                            $    665,000
         49,600   Bowne & Co.                                 579,700
         18,000   Consolidated Graphicsa                    1,039,500
         29,000   Deluxe Corp.                                844,625
         23,100   Donnelley RR & Sons                         743,531
         27,300   Valassis Communications                   1,412,775
         30,400   World Color Press                           646,000
Total Specialty Printing                                    5,931,131
Retail (Home Shopping) 4.3%
          5,500   CDW Computer Centers Inc.a                  379,500
         22,500   Global Directmail Corp.a                    376,875
         16,200   Lands End Inc.                              560,925
         63,100   Micro Warehouse Inc.a                     1,017,488
Total Retail (Home Shopping)                                2,334,788
Retail (Specialty) 12.7%
         45,700   Autozone Inc.a                            1,388,137
         44,800   Office Depota                             1,649,200
         82,400   OfficeMax Inc.a                             710,700
         68,250   Staples Inc.a                             2,243,719
         47,700   Toys R Us Inc.a                             897,356
Total Retail (Specialty)                                    6,889,112
Retail Specialty (Apparel) 12.6%
         26,550   Gap Inc.                                  1,787,147
         35,600   Limited Inc.                              1,410,650
         35,000   Mens Wearhouse Inc.a                      1,010,625
         46,200   TJX Cos Inc.                              1,570,800
         44,000   Talbots Inc.                              1,072,500
Total Retail Specialty (Apparel)                            6,851,722
Services (Advertising/Marketing) 20.6%
         63,000   Acxiom Corp.a                             1,669,500
         57,000   ADVO Inc.                                 1,100,813
         32,000   Catalina Marketing Corp.a                 2,748,000
         25,000   Interpublic GRP Co. Inc.                  1,946,875
         28,100   Omnicom Group                             2,246,244
         55,000   True North Communications                 1,546,875
Total Services (Advertising/Marketing)                     11,258,307
Manufacturing (Specialized) 10.5%
         20,200   Avery Dennison                            1,161,500
         29,500   Diebold                                     708,000
         33,500   Pall Corp.                                  554,844
         25,100   Parker Hannifin                             859,675
         23,000   Sealed Air Corp.                          1,131,312
         42,200   US Filter                                 1,292,375
Total Manufacturing (Specialized)                           5,707,706

Shares or Principal Amount                               Market Value
Common Stocks - continued
Retail (Building Supplies) 17.4%
         40,000   Fastenal                              $   1,402,500
         39,700   Home Depot                                2,471,325
         56,000   Hughes Supply Inc.                        1,274,000
         45,000   Lowes Companies                           2,722,500
         58,000   Sherwin Williams                          1,631,250
Total Retail (Building Supplies)                            9,501,575
Machinery (Diversified) 9.4%
         31,100   Case Equipment                              789,162
         19,000   Caterpillar                                 872,813
         17,400   Cooper Industries                           741,675
         23,100   Deere & Co.                                 892,237
         26,600   Dover Co.                                   874,475
         18,700   Ingersoll Rand Co.                          927,988
Total Machinery (Diversified)                               5,098,350

Total Common Stocks
         (Cost $52,071,508)                                53,572,691
Short-Term Commercial Notes 1.3%
$499,398 General Mills Demand Note
         4.54%    11/9/99                                     499,398
$208,854 Pitney Bowes Demand Note
         4.54%    8/3/99                                      208,854
Total Short-Term Commercial Notes
         (Cost $708,252)                                      708,252
Total Investments 98.7%
         (Cost $52,779,760)                                54,280,943
Assets less other Liabilities 0.3%                            164,849
Net Assets 100.0%                                      $   54,445,792
    The accompanying notes are an integral part of the financial statements.
a    non-income producing security
                                       13

Energy

Performance
The ICON Energy Fund (the "Fund") opened on November 5, 1997. The Fund under-performed its benchmark, the S&P Energy Index, over the period 10/1/98 to 3/31/99. The Fund's total return for this six month period was 5.91%. The S&P Energy Index return was 6.48% for the same time period. The S&P Energy Index is heavily weighted in the International Integrated Oil stocks such as Exxon and Chevron, which proved more defensive than other oil-related stocks during the fall of 1998. In contrast, during the first quarter of 1999, Drilling and
Equipment stocks have increased much more dramatically than the larger capitalized International Integrated stocks.

The U.S. stock market, as measured by the S&P 500 Index, has posted exceptional returns in the last six months. Fears of a global recession and excessive equity valuation were short lived, as the market quickly recovered from the 1998 late summer correction. The Dow Jones Industrial Average, a price weighted equity benchmark, was very near the 10,000 level as the recent quarter ended. Publicity from the 10,000 milestone highlighted the strong performance of large capitalization stocks in the current bull market. Recent market appreciation, however, has not been broad. Many middle and small capitalization stocks, although recovering from their October 1998 lows, have not kept pace with the narrow market advance.

The Energy sector has been plagued by weak prices and excess supply. Per gallon prices of oil have dropped steadily from the mid $20s in 1997 to nearly $10 by the end of 1998. Prices have recovered to the $15 range as producer countries have implemented supply cuts.

Industry Highlights
In the last six months, the Advisor tilted the Fund's holdings toward a heavier weighting in the Drilling and Equipment industry. Based on the Advisor's quantitative system that incorporates valuation and price momentum, the Drilling and Equipment industry is a more attractive investment than other industries in the sector.

The largest industry holding is Drilling and Equipment. The industry comprises approximately 60% of the Fund and includes companies such as Schlumberger, Baker-Hughes, BJ Services, Halliburton and Transocean Offshore. Weak oil prices and fears of worldwide recession caused stock prices to lag through 1998. The industry offered compelling valuations by the end of the year and healthy price momentum after the strong first quarter price performance.

The other industry holding is the Exploration and Production industry, which includes companies such as Anadarko, Apache, Kerr-McGee, Union Pacific Resources and Noble Affiliates. The industry comprises approximately 31% of the Fund. Weak oil prices also hurt these companies in 1998; but in the first quarter of 1999, the industry has shown some signs of life, especially in Union Pacific Resources and Anadarko stocks.

Current  Outlook
The Advisor expects the Energy sector to provide solid performance in the current market. Stock prices in the sector are rebounding as the outlook for oil prices improves. Production cuts are alleviating the supply/ demand imbalance. Moreover, any improvement in foreign economies could provide a welcome boost to the bottom line. Based on valuation and momentum characteristics of the industries in the Fund, we are optimistic that the Energy sector provides good investment opportunities.

Energy
--------------------------------------------------------------------------------

Portfolio Profile                                  March 31, 1999 (unaudited)
Equities                                           87.8%
Top 10 Equity Holdings (% of Net Assets)           50.2%
Number of Stocks                                      21
Cash & Cash Equivalents                            12.2%
--------------------------------------------------------------------------------

Top 10 Equity Holdings                             March 31, 1999 (unaudited)
Kerr-McGee Co.                                     5.9%
Schlumberger Ltd.                                  5.7%
Baker-Hughes, Inc.                                 5.7%
Halliburton Co.                                    5.4%
Nabors Industries                                  5.2%
B J Services                                       4.9%
Ensco International, Inc.                          4.4%
Tidewater, Inc.                                    4.4%
Transocean Offshore, Inc.                          4.4%
Noble Drilling Corp.                               4.2%
--------------------------------------------------------------------------------

Top Industries                                     March 31, 1999 (unaudited)
Oil & Gas (Drilling & Equip.)                      60.9%
Oil & Gas (Exploration/Prod.)                      31.1%
--------------------------------------------------------------------------------

Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

The returns for the ICON Funds are since the inception of the Fund through the dates shown. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results.

The S&P Energy Index is a capitalization-weighted index of all stocks designed to measure the performance of the energy sector of the S&P 500 Index. It is comprised of 23 stocks. The S&P Energy Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and all expenses. Individuals cannot invest in the index itself.

Performance Overview
Value of $10,000 investment since fund inception versus fund benchmark.


[Graphic Omitted]

Energy
--------------------------------------------------------------------------------

Schedule of Investments
March 31, 1999
(unaudited)

Shares or Principal Amount                                   Market Value
Common Stocks 92.0%
Oil & Gas (Drilling & Equip.) 60.9%
         24,200   Baker-Hughes, Inc.                         $   588,362
         21,700   B J Servicesa                                  508,594
         34,400   Ensco International, Inc.                      457,950
         35,200   Global Marine, Inc.a                           413,600
         14,600   Halliburton Co.                                562,100
         18,900   Helmerich & Payne                              428,794
         29,500   Nabors Industriesa                             536,531
         25,300   Noble Drilling Corp.a                          438,006
          9,804   Schlumberger Ltd.                              590,078
         10,900   Smith International, Inc.                      436,000
         17,700   Tidewater, Inc.                                457,988
         13,500   Transocean Offshore, Inc.                      455,238
         16,765   Weatherford Internationala                     437,985
         ---------------------------------------------------------------
Total Oil & Gas (Drilling & Equip.)                            6,311,226

Oil & Gas (Exploration/Prod.) 31.1%
         11,000   Anadarko Petroleum Corp.                       415,250
         15,700   Apache Corp.                                   409,181
          9,400   Burlington Resources                           375,413
         11,300   Devon Energy Corporation                       311,456
         18,594   Kerr-McGee Co.                                 610,116
          8,100   Murphy Oil Corp.                               336,150
         13,200   Noble Affiliates                               382,800
         32,700   Union Pacific Resources Group                  388,313
         ---------------------------------------------------------------
Total Oil & Gas (Exploration/Prod.)                            3,228,679

Shares or Principal Amount                                  Market Value
Common Stocks - continued
Total Common Stocks
         (Cost $14,054,711)                                    9,539,905
--------------------------------------------------------------------------------
Short-Term Commercial Notes 12.8%
$384,504 General Mills Demand Note
         4.54%    11/9/99                                        384,504
--------------------------------------------------------------------------------
$371,623 Pitney Bowes Demand Note
         4.54%    8/3/99                                         371,623
--------------------------------------------------------------------------------
$203,826 Warner Lambert Demand Note
         4.57%    7/26/99                                        203,826
$368,000 American Family Demand Note
         4.56%    7/26/99                                        368,000
--------------------------------------------------------------------------------
Total Short-Term Commercial Notes
         (Cost $1,327,953)                                     1,327,953
--------------------------------------------------------------------------------
Total Investments 104.8%
         (Cost $15,382,664)                                   10,867,858
Other Liabilities less Assets (4.8%)                            (501,884)
--------------------------------------------------------------------------------
Net Assets 100.0                                           $  10,365,974

    The accompanying notes are an integral part of the financial statements.
a    non-income producing security

Financial Services

Performance
The ICON Financial Services Fund (the "Fund") opened on July 1, 1997. While past performance does not guarantee future results, the Fund outperformed its benchmark, the Lipper Financial Services Funds Index, by more than 5% over the period 10/1/98 to 3/31/99. The Fund's total return for this six month period was 26.21%. The Lipper Financial Services Funds Index return was 20.66% for the same time period. Many of the Fund's industry holdings performed well during the period. Performance was helped in particular by investments in the Banks (Money Center) and Consumer Finance industries.

The U.S. stock market, as measured by the S&P 500 Index, has posted exceptional returns in the last six months. Fears of a global recession and excessive equity valuation were short lived, as the market quickly recovered from the 1998 late summer correction. The Dow Jones Industrial Average, a price weighted equity benchmark, was very near the 10,000 level as the recent quarter ended. Publicity from the 10,000 milestone highlighted the strong performance of large capitalization stocks in the current bull market. Recent market appreciation, however, has not been broad. Many middle and small capitalization stocks, although recovering from their October 1998 lows, have not kept pace with the narrow market advance.

The Financial Services sector has benefited from the low inflation environment, which protects the value of the asset side of the balance sheet. Also the consolidation trend has continued, as industry leaders seek to provide more financial products under one roof.

Industry Highlights
In the last six months, the Advisor sold the Insurance (Multi-Line) industry and increased the Fund's weightings in the Consumer Finance and Banks & Bank Holding Companies industries. The Fund's largest weightings are in the Consumer Finance and Banks & Bank Holding Companies industries, which comprise just over half of the Fund. Other holdings are in the Insurance (Property/Casualty) and Financial (Diversified) industries.

The largest industry holding is Consumer Finance. The industry comprises approximately 34% of the Fund and includes companies such as Household International, MBNA, Countrywide Credit and Providian Financial. These companies have benefited from heavy consumer use of credit cards and the strong mortgage market.

The second largest industry holding is Banks & Bank Holding Companies. This industry includes companies such as BankAmerica, Chase Manhattan, First Union, J.P. Morgan and Bankers Trust. This industry comprises approximately 23% of the Fund. The strong domestic economy has resulted in healthy demand for the broad range of financial services that these companies supply. Even so, the events of last fall caused a sell-off in these stocks. As the Russian debt crisis and the Asian devaluations have faded into history, fears of a global financial meltdown have also faded. Share prices have rebounded accordingly.

Current Outlook
The Advisor is cautiously optimistic regarding the Financial Services sector. Only a few industries continue to look attractive to our style of investment management. Based on valuation and momentum characteristics of the industries in the Fund, we are optimistic that opportunities remain for these select industries.

Financial Services
--------------------------------------------------------------------------------

Portfolio Profile                                 March 31, 1999 (unaudited)
Equities                                          98.1%
Top 10 Equity Holdings (% of Net Assets)          54.5%
Number of Stocks                                     26
Cash & Cash Equivalents                            1.9%
--------------------------------------------------------------------------------

Top 10 Equity Holdings                            March 31, 1999 (unaudited)
Capital One Financial Corp.                        6.6%
Household International Inc.                       6.1%
Providian Financial Corp.                          6.1%
Cash America Intl.                                 5.5%
Morgan (J.P.) & Co.                                5.4%
BankAmerica Corp.                                  5.1%
MBNA Corp.                                         5.1%
Chase Manhattan Corp.                              4.9%
Countrywide Credit                                 4.9%
First Union                                        4.8%
--------------------------------------------------------------------------------

Top Industries                                    March 31, 1999 (unaudited)
Consumer Finance                                  34.3%
Banks & Bank Holding Companies                    22.9%
Insurance (Property/Casualty)                     20.8%
Financial (Diversified)                           20.5%
--------------------------------------------------------------------------------

Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

The returns for the ICON Funds are since the inception of the Fund through the dates shown. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results.

The Lipper Financial Services Funds Index is a total return performance index consisting of the largest mutual funds within its respective investment objective category. It is comprised of 10 funds. The Lipper Financial Services Funds Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and all expenses. Individuals cannot invest in the index itself.

Performance Overview
Value of $10,000 investment since fund inception versus fund benchmark.


[Graphic Omitted]

Financial Services
--------------------------------------------------------------------------------

Schedule of Investments
March 31, 1999
(unaudited)

Shares or Principal Amount                         Market Value
Common Stocks 98.5%
Financial (Diversified) 20.5%
         2,200    American Express Company         $  258,500
         3,200    American General Corp.              225,600
         4,150    Citigroup                           265,081
         3,600    Freddie Mac                         205,650
         3,000    Fannie Mae                          207,750
         2,400    Morgan Stanley & Dean Witter Co.    239,850
         ----------------------------------------------------
Total Financial (Diversified)                       1,402,431

Banks & Bank Holding Companies 22.9%
         4,929    BankAmerica Corp.                   348,111
         2,200    Bankers Trust Corp.                 194,150
         4,100    Chase Manhattan Corp.               333,381
         6,100    First Union                         325,969
         3,000    Morgan (J.P.) & Co.                 370,125
         ----------------------------------------------------
Total Banks & Bank Holding Companies                1,571,736

Consumer Finance 34.3%
         3,000    Capital One Financial Corp.         453,000
        29,200    Cash America Intl.                  375,950
         9,000    Countrywide Credit                  337,500
         9,100    Household International Inc.        415,188
        14,750    MBNA Corp.                          352,156
         3,800    Providian Financial Corp.           418,000
        -----------------------------------------------------
Total Consumer Finance                              2,351,794

Shares or Principal Amount                        Market Value
Common Stocks - continued
Insurance (Property/Casualty) 20.8%
         4,300    Allstate Corp.                  $   159,369
         4,300    American Financial Grp., Inc.       151,306
             4    Berkshire Hathaway A                285,600
            16    Berkshire Hathaway B                 37,616
         2,600    Chubb Corp.                         152,262
         4,700    Cincinnati Financial Corp.          171,256
         1,000    Progressive Corp.                   143,500
         4,000    Safeco Corp.                        161,750
         5,160    St Paul Cos.                        160,283
         ----------------------------------------------------
Total Insurance (Property/Casualty)                 1,422,942

Total Common Stocks
         (Cost $6,480,274)                          6,748,903
         ----------------------------------------------------
Short-Term Commercial Notes 1.9%
$31,577  General Mills Demand Note
         4.54%    11/9/99                              31,577
         ----------------------------------------------------
$95,743  Warner Lambert Demand Note
         4.57%    7/26/99                              95,743
         ----------------------------------------------------
Total Short-Term Commercial Notes
         (Cost $127,320)                              127,320
         ----------------------------------------------------
Total Investments 100.4%
         (Cost $6,607,594)                          6,876,223
         ----------------------------------------------------
Other Liabilities less Assets (0.4%)                  (25,512)
Net Assets 100.0%                                 $ 6,850,711

    The accompanying notes are an integral part of the financial statements.
a    non-income producing security

Healthcare

Performance
The ICON Healthcare Fund (the "Fund") opened on February 24, 1997. The Fund under-performed its benchmark, the Lipper Health/Biotechnology Funds Index, by approximately 9% over the period 10/1/98 to 3/31/99. The Fund's total return for this six month period was 10.43%. The Lipper Health/Biotechnology Funds Index return was 19.89% for the same time period. The Index rose at the same rate as the largest industry in the sector - Drugs/Pharmaceuticals. The Fund sold this holding during the period due to excessive valuations. In the short term, the absence of this industry has hurt performance relative to the index.

The U.S. stock market, as measured by the S&P 500 Index, has posted exceptional returns in the last six months. Fears of a global recession and excessive equity valuation were short lived, as the market quickly recovered from the 1998 late summer correction. The Dow Jones Industrial Average, a price weighted equity benchmark, was very near the 10,000 level as the recent quarter ended. Publicity from the 10,000 milestone highlighted the strong performance of large capitalization stocks in the current bull market. Recent market appreciation, however, has not been broad. Many middle and small capitalization stocks, although recovering from their October 1998 lows, have not kept pace with the narrow market advance.

The Healthcare sector has benefited from heavy domestic spending on health care, which has been caused by an aging and wealthy population. The demand for the various products provided by health care companies-drugs, medical products, hospital care and long term care-is likely to persist for some time.

Industry Highlight
In the last six months, the Advisor sold the Drugs/Pharmaceuticals industry and reduced the Fund's investment in the Healthcare (Diversified) industry. These are the two largest industries in the sector as measured by market capitalization. The Advisor increased the Fund's weightings in the Managed Care industry and added the Healthcare (Drugs) industry. These two industries now constitute approximately 60% of the Fund.

One of the largest industry holdings is Managed Care. The industry comprises approximately 30% of the Fund and includes companies such as Aetna, Express Scripts, Oxford Health Plans and Foundation Health. 1998 proved to be a difficult year for these companies. Stock prices fell as companies struggled to restrain costs and integrate merged operations in a tough pricing environment. As industry conditions improve, stock prices have rebounded, making the industry an attractive investment.

The other large industry holding is Healthcare (Drugs). This industry includes companies such as Watson Pharmaceuticals, Mylan Labs, Sepracor and Jones Pharmaceutical. The industry comprises approximately 30% of the Fund. These companies have posted solid earnings gains as the demand for drugs remains strong, which has resulted in a healthy appreciation in stock prices.

Current Outlook
The Advisor is optimistic regarding the Healthcare sector. The strong demographic and economic trends that underpin this sector are expected to remain in place. Although the largest industry in the sector, Drugs/Pharmaceuticals, appears extremely overvalued, several other industries continue to look attractive to our style of investment management. Based on valuation and momentum characteristics of the industries in the Fund, we are optimistic that opportunities remain for these industries.

Healthcare
--------------------------------------------------------------------------------

Portfolio Profile                                 March 31, 1999 (unaudited)
Equities                                          98.7%
Top 10 Equity Holdings (% of Assets)              39.6%
Number of Stocks                                     35
Cash & Cash Equivalents                            1.3%
--------------------------------------------------------------------------------

Top 10 Equity Holdings                            March 31, 1999 (unaudited)
Alpharma Inc. CLA                                  4.4%
Guidant Corp.                                      4.4%
Medimmune                                          4.3%
Jones Pharma Inc                                   4.1%
Express Scripts Inc. Class A                       4.0%
Foundation Health System                           3.9%
ICN Pharmaceuticals                                3.9%
Sepracor                                           3.8%
Johnson & Johnson                                  3.4%
Mylan Laboratories                                 3.4%
--------------------------------------------------------------------------------

Top Industries                                    March 31, 1999 (unaudited)
Healthcare (Drugs)                                29.6%
Managed Care                                      29.3%
Medical Products/Supplies                         21.4%
Healthcare (Diversified)                          18.1%
--------------------------------------------------------------------------------

Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

The returns for the ICON Funds are since the inception of the Fund through the dates shown. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results.

The Lipper Health/Biotechnology Funds Index is a total return performance index consisting of the largest mutual funds within its respective investment objective category. It is comprised of 10 funds. The Lipper Health/ Biotechnology Funds Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and all expenses. Individuals cannot invest in the index itself.

Performance Overview
Value of $10,000 investment since fund inception versus fund benchmark.


[Graphic Omitted]

Healthcare
--------------------------------------------------------------------------------
Schedule of Investments
March 31, 1999
(unaudited)

Shares or Principal Amount                                Market Value
Common Stocks 98.4%
Healthcare (Diversified) 18.1%
         19,200   Abbott Laboratories                     $    898,800
          6,400   Allergan Inc.                                562,400
         14,600   American Home Products Corp.                 952,650
         14,800   Bristol-Myers Squibb Co.                     951,825
         11,400   Johnson & Johnson                          1,068,038
         24,400   Sierra Health Servicesa                      317,200
         15,200   Warner-Lambert Co.                         1,006,050
         -------------------------------------------------------------
Total Healthcare (Diversified)                               5,756,963

Managed Care 29.3%
         11,900   Aetna Life and Casualty Co.                  987,700
         41,000   Concentra Managed Care                       595,950
         54,000   Coventry HealthCare                          405,000
         14,900   Express Scripts Inc. Class Aa              1,280,469
         60,400   First Health Group Corp.a                    970,175
        101,000   Foundation Health System                   1,230,935
         48,800   Humana Inc.                                  841,800
         51,200   Oxford Health Plans                          800,000
         13,150   Pacificare Health Systems                    897,490
         56,600   Phycor, Inc.a                                268,850
         20,750   United Healthcare Corp.                    1,091,969
        --------------------------------------------------------------
Total Managed Care                                           9,370,338

Healthcare (Drugs) 29.6%
         35,800   Alpharma Inc. CLA                          1,405,150
         33,000   Barr Laboratories                          1,006,500
         48,700   ICN Pharmaceuticals                        1,226,631
         37,200   Jones Pharma Inc.                          1,292,700
         22,800   Medimmune                                  1,349,475
         39,000   Mylan Laboratories                         1,070,062
         10,700   Sepracor                                   1,201,075
         20,500   Watson Pharmaceuticals                       904,562
        --------------------------------------------------------------
Total Healthcare (Drugs)                                     9,456,155

Shares or Principal Amount                                Market Value
Common Stocks - continued
Medical Products/Supplies 21.4%
         11,000   Ballard Medical Products                 $   268,125
         10,300   Bausch & Lomb                                669,500
         12,000   Baxter International Inc.                    792,000
         15,200   Becton Dickinson Co.                         582,350
         19,200   Biomet Inc.                                  805,200
         22,800   Boston Scientific Corp.a                     924,825
         22,800   Guidant Corp.                              1,379,400
         12,600   Medtronic, Inc.                              904,050
         10,500   Stryker Corp.                                529,594
         -------------------------------------------------------------
Total Medical Products/Supplies                              6,855,044

Total Common Stocks
         (Cost $27,402,402)                                 31,438,500
         -------------------------------------------------------------
Short-Term Commercial Notes 1.3%
$7,557   General Mills Demand Note
         4.54%    11/9/99                                        7,557
         -------------------------------------------------------------
$203,994 Warner Lambert Demand Note
         4.54%    7/26/99                                      203,994
         -------------------------------------------------------------
$213,000 American Family Demand Note
         4.54%    7/26/99                                      213,000
         -------------------------------------------------------------
Total Short-Term Commercial Notes
         (Cost $424,551)                                       424,551
Total Investments 99.6%
         (Cost $27,826,953)                                 31,863,051
         -------------------------------------------------------------
Assets less other Liabilities 0.4%                              89,783
Net Assets 100.0%                                         $ 31,952,834

    The accompanying notes are an integral part of the financial statements.
a    non-income producing security

Leisure

Performance
The ICON Leisure Fund (the "Fund") opened on May 9, 1997. The Fund under-performed its benchmark, the S&P Entertainment/Leisure Composite Index, over the period 10/1/98 to 3/31/99. The Fund's total return for this six month period was 21.90%. The S&P Entertainment/Leisure Composite Index return was 45.43% for the same time period. The benchmark's return is due to its concentration in a few large capitalization stocks that have posted excellent six month returns. Stellar performers Disney, McDonalds and Time Warner account for over 60% of the benchmark's market capitalization. The ICON Leisure Fund's performance relative to its benchmark was also hurt by the Fund's holdings in Tobacco stocks.

The U.S. stock market, as measured by the S&P 500 Index, has posted exceptional returns in the last six months. Fears of a global recession and excessive equity valuation were short lived, as the market quickly recovered from the 1998 late summer correction. The Dow Jones Industrial Average, a price weighted equity benchmark, was very near the 10,000 level as the recent quarter ended. Publicity from the 10,000 milestone highlighted the strong performance of large capitalization stocks in the current bull market. Recent market appreciation, however, has not been broad. Many middle and small capitalization stocks, although recovering from their October 1998 lows, have not kept pace with the narrow market advance.

The Leisure sector has benefited from the strong domestic economy. Low unemployment, rising income and a booming stock market have increased the discretionary spending of the American consumer. This has been good for the bottom line of many companies operating in the Leisure sector.

Industry Highlights
In the last six months, stocks in the Lodging-Hotels industry were added to the ICON Leisure Fund. These stocks were chosen based on their combination of attractive valuation and good momentum. To accommodate this and rebalance the portfolio, weightings in the Restaurants, Broadcasting (TV/Radio/Cable) and Tobacco industries were reduced during the last six months.

The largest industry holding is Gaming Lottery & Parimutuel. New purchases in the last six months have increased the Fund's weighting in this sector. The four stocks held are Mirage, Harrah's, Circus Circus and IGT. The recent increase in exposure to this industry was based on its favorable combination of attractive valuations and momentum. As these stocks have not fully participated in the bull market in recent years, we believe they have considerable upside potential.

Although reduced during the last six months, Restaurant stocks is the second largest industry holding in the ICON Leisure Fund. Currently, Restaurant stocks comprise approximately 25% of the Fund.

Stocks held in this industry include such well known names as McDonalds and Starbucks. These two stocks have benefited from the equity market's infatuation with large capitalization stocks. Other stocks held in the fund include Tricon Global Restaurants, Wendy's and Darden. This industry has remained a core holding of the Fund since its inception.

Current Outlook
Many areas within the Leisure sector continue to look attractive to our style of investment management. This sector has generally appreciated with the market over the last six months, but based on valuation and momentum characteristics of the five industries in the Fund, we are optimistic that opportunities remain.

Leisure
--------------------------------------------------------------------------------

Portfolio Profile                                 March 31, 1999 (unaudited)
Equities                                          100.0%
Top 10 Equity Holdings (% of Net Assets)           57.7%
Number of Stocks                                      24
Cash & Cash Equivalents                             0.0%
--------------------------------------------------------------------------------

Top 10 Equity Holdings                            March 31, 1999 (unaudited)
Circus Circus Enterprises, Inc.                     6.8%
Harrah's Entertainment, Inc.                        6.8%
Mirage Resorts Inc.                                 6.8%
TCA Cable TV Inc.                                   6.7%
Cox Communications Inc. Class A                     5.9%
Comcast Corp. Class A                               5.4%
RJR Nabisco Holdings Corp.                          5.1%
Marriott Int'l Class A                              4.8%
UST Inc.                                            4.8%
Int'l Game Technology                               4.6%
--------------------------------------------------------------------------------

Top Industries                                    March 31, 1999 (unaudited)
Gaming, Lottery & Parimutuel                       25.1%
Restaurants                                        25.0%
Broadcasting-TV, Radio, Cable                      18.0%
Lodging-Hotels                                     15.5%
Tobacco                                            14.3%
--------------------------------------------------------------------------------

Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

The returns for the ICON Funds are since the inception of the Fund through the dates shown. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results.

The S&P Entertainment/Leisure Composite Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 that are involved in the business of entertainment and leisure related products and services. It is comprised of 15 stocks. The S&P Entertainment/Leisure Composite Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and all expenses. Individuals cannot invest in the index itself.

Performance Overview
Value of $10,000 investment since fund inception versus fund benchmark.


[Graphic Omitted]

Leisure
--------------------------------------------------------------------------------

Schedule of Investments
March 31, 1999
(unaudited)

Shares                                                   Market Value
Common Stocks 97.9%
Tobacco 14.3%
         49,600   Philip Morris Cos. Inc.                $  1,745,300
         82,100   RJR Nabisco Holdings Corp.                2,052,500
         73,700   UST Inc.                                  1,925,413
         ------------------------------------------------------------
Total Tobacco                                               5,723,213

Broadcasting-TV, Radio, Cable 18.0%
         34,500   Comcast Corp. Class A                     2,171,344
         31,200   Cox Communications Inc. Class Aa          2,359,500
         61,800   TCA Cable TV Inc.                         2,688,300
         ------------------------------------------------------------
Total Broadcasting-TV, Radio, Cable                         7,219,144

Lodging-Hotels 15.5%
         59,200   Hilton Hotels                               832,500
         57,100   Marriott Int'l Class A                    1,919,987
        168,800   Prime Hospitality                         1,677,450
         48,200   Promus Hotel Corp.                        1,753,275
        -------------------------------------------------------------
Total Lodging-Hotels                                        6,183,212

Shares                                                   Market Value
Common Stocks - continued
Restaurants 25.0%
        198,100   Boston Chicken Inc.a                    $   138,670
         30,700   Brinker International Inc.a                 792,444
         18,700   CBRL Group                                  336,600
         22,143   CKE Restaurants Inc.                        437,324
         61,300   Darden Restaurants Inc.                   1,264,313
         38,600   McDonalds Corp.                           1,749,062
         36,900   Outback Steakhouse Inc.a                  1,208,475
         47,200   Starbucks Corp.a                          1,324,550
         24,600   Tricon Global Restaurantsa                1,728,150
         36,000   Wendy's International Inc.                1,023,750
         ------------------------------------------------------------
Total Restaurants                                          10,003,338

Gaming, Lottery, & Parimutuel 25.1%
        155,800   Circus Circus Enterprises Inc.a           2,736,237
        142,800   Harrah's Entertainment Inc.a              2,722,125
        126,000   Intl Game Technology                      1,834,875
        128,900   Mirage Resorts Inc.a                      2,739,125
        -------------------------------------------------------------
Total Gaming, Lottery & Parimutuel                         10,032,362

Total Investments 97.9%
        (Cost $33,129,610)                                 39,161,269
        -------------------------------------------------------------
Assets less other Liabilities 2.1%                            840,302
Net Assets 100.0%                                        $ 40,001,571

    The accompanying notes are an integral part of the financial statements.
a    non-income producing security
                                       25

Technology

Performance
The ICON Technology Fund (the "Fund") opened on February 19, 1997. While past performance does not guarantee future results, the Fund outperformed its benchmark, the Lipper Science & Technology Funds Index, by more than 6% over the period 10/1/98 to 3/31/99. The Fund's total return for this six month period was 61.88%. The Lipper Science & Technology Funds Index return was 55.01% for the same time period. Many of the Fund's industry holdings performed strongly during the period. Performance was helped in particular by investments in the Semiconductor and Computer Peripheral industries.

The U.S. stock market, as measured by the S&P 500 Index, has posted exceptional returns in the last six months. Fears of a global recession and excessive equity valuation were short lived, as the market quickly recovered from the 1998 late summer correction. The Dow Jones Industrial Average, a price weighted equity benchmark, was very near the 10,000 level as the recent quarter ended. Publicity from the 10,000 milestone highlighted the strong performance of large capitalization stocks in the current bull market. Recent market appreciation, however, has not been broad. Many middle and small capitalization stocks, although recovering from their October 1998 lows, have not kept pace with the narrow market advance.

The Technology sector has benefited from the strong domestic economy. Both businesses and consumers are spending heavily to upgrade communication networks, computers and related products. These trends are likely to continue as technology-related products find their way into more and more consumer goods.

Industry  Highlights
In the last six months, the Advisor made only minor changes in the Fund's holdings. The Fund's largest weightings are in the Electronic Semiconductors and Communications Equipment industries. These two industries comprise over 60% of the Fund. Other large holdings are in the Peripherals and Computer Networking industries.

The largest industry holding is Communications Equipment. The industry comprises approximately 26.4% of the Fund and includes companies such as Lucent, Motorola, Qualcomm and Scientific Atlanta. These companies have benefited from strong spending by telephone and cable companies to upgrade their networks.

The second largest industry holding is Electronic Semiconductors. This industry includes companies such as Intel, Texas Instruments, Micron Technology, Linear Technology and Maxim. This industry comprises approximately 35% of the Fund. The excess supply conditions that plagued the industry in 1998 appear to have dissipated.  With  supply  and  demand in  balance,  the  industry  faces a much
healthier  operating   environment.

Current  Outlook
Many areas within the Technology sector continue to look attractive to our style of investment management. This sector has generally outperformed the market over the last six months, but based on valuation and momentum characteristics of the industries in the Fund, we are optimistic that opportunities remain.

Technology
--------------------------------------------------------------------------------

Portfolio Profile                                 March 31, 1999 (unaudited)
Equities                                          93.6%
Top 10 Equity Holdings (% of Assets)              40.1%
Number of Stocks                                     43
Cash & Cash Equivalents                            6.4%
--------------------------------------------------------------------------------

Top 10 Equity Holdings                            March 31, 1999 (unaudited)
Cisco Systems Inc.                                 5.2%
Qualcomm                                           4.8%
EMC Corp./MA                                       4.1%
ADC Telecommunications                             4.0%
Intel Corp.                                        4.0%
Northern Telecom Ltd.                              4.0%
Motorola, Inc.                                     3.9%
Tellabs Inc.                                       3.5%
Ascend Communications                              3.3%
Lucent Technologies                                3.3%
--------------------------------------------------------------------------------

Top Industries                                    March 31, 1999 (unaudited)
Communications Equipment                          26.4%
Electronic Semiconductors                         23.4%
Computer Networking                               13.7%
Peripherals                                       12.1%
Equipment (Semiconductors)                        11.4%
Computer Hardware                                  7.0%
--------------------------------------------------------------------------------

Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

The returns for the ICON Funds are since the inception of the Fund through the dates shown. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results.

The Lipper Science & Technology Funds Index is a total return performance index consisting of the largest mutual funds within its respective investment objective category. It is comprised of 10 funds. The Lipper Science & Technology Funds Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and all expenses. Individuals cannot invest in the index itself.

Performance Overview
Value of $10,000 investment since fund inception versus fund benchmark.


[Graphic Omitted]

Technology

Schedule of Investments
March 31, 1999
(unaudited)

Shares or Principal Amount                                   Market Value
Common Stocks 94.0%
Communications Equipment 26.4%
         63,200   ADC Telecommunications Inc.a               $  3,013,850
         23,500   Lucent Technologies                           2,532,125
         40,100   Motorola Inc.                                 2,937,325
         49,220   Northern Telecom Ltd.                         3,057,793
         29,350   Qualcomm Inc.a                                3,650,406
        70,9500   Scientific-Atlanta Inc.                       1,933,388
         27,600   Tellabs Inc.a                                 2,697,900
Total Communications Equipment                                 19,822,787
Computer Hardware 7.0%
         31,898   Compaq Computer Corp.                         1,010,768
         25,200   Dell Computer Corp.a                          1,030,050
         15,200   Hewlett-Packard Co.                           1,030,750
          5,900   International Business Machines               1,045,775
          9,700   Sun Microsystems, Inc.a                       1,213,106
Total Computer Hardware                                         5,330,449
Computer Networking 13.7%
         79,800   3Com Corp.a                                   1,860,337
         30,500   Ascend Communicationsa                        2,552,469
        237,900   Cabletron Systemsa                            1,947,806
         35,837   Cisco Systems, Inc.a                          3,926,391
Total Computer Networking                                      10,287,003
Peripherals 12.1%
         24,500   EMC Corp./MAa                                 3,129,875
         65,900   Komag, Inc.a                                    288,313
         20,900   Lexmark Intl. Grp., Inc. Class Aa             2,335,575
         39,200   Quantum Corp.a                                  705,600
         59,600   Read-Rite Corp.a                                392,987
         39,800   Seagate Technologya                           1,176,587
         39,600   Storage Technology Corp.                      1,103,850
Total Peripherals                                               9,132,787
Equipment (Semiconductors) 11.4%
         39,500   Applied Materialsa                            2,436,656
         39,900   Kla-Tencor Corporationa                       1,937,644
         36,500   Novellus Systems, Inc.a                       2,012,063
         40,700   Teradyne,Inc.a                                2,220,694
Total Equipment (Semiconductors)                                8,607,057

Shares or Principal Amount                                    Market Value
Common Stocks - continued
Electronic Semiconductors 23.4%
         44,400   Advanced Micro Devicesa                     $   688,200
         25,800   Altera Corp.a                                 1,535,100
         29,800   Analog Devicesa                                 886,550
         25,300   Atmel Corp.a                                    384,244
          9,700   Dallas Semiconductor Corp.a                     374,663
         10,500   ETEC Systemsa                                   309,094
         25,600   Intel Corp.                                   3,043,200
          8,400   Lattice Semiconductor Corp.a                    382,725
         25,600   Linear Technology Corp.                       1,312,000
         35,300   LSI Logic Corp.a                              1,100,919
         23,300   Maxim Integrated Productsa                    1,261,112
         37,300   Microchip Technology Inc.a                    1,291,512
         26,400   Micron Technology Inc.                        1,273,800
         31,400   National Semiconductor Corp.a                   292,413
         15,400   Texas Instruments                             1,528,450
         47,000   Xilinx Inc.a                                  1,906,437
Total Electronic Semiconductors                                17,570,419
Total Common Stocks
         (Cost $51,724,289)                                    70,750,502
Short-Term Commercial Notes 6.4%
$963,000 American Family Demand Note
         4.56%    7/26/99                                         963,000
$961,329 Wisconsin Electric Demand Note
         4.56%    7/13/99                                         961,329
$2,893,641        Pitney Bowes Demand Note
         4.54%    8/13/99                                       2,893,641
Total Short-Term Commercial Notes
         (Cost $4,817,970)                                      4,817,970
Total Investments 100.6%
         (Cost $56,542,259)                                    75,568,472
Liabilities less other Assets (0.6%)                             (487,420)
Net Assets 100.0%                                            $ 75,081,052

    The accompanying notes are an integral part of the financial statements.
a    non-income producing security
                                       28

Telecommunication and Utilities

Performance
The ICON Telecommunication & Utilities Fund (the "Fund") opened on July 9, 1997. The Fund had very similar performance to its benchmark, the Lipper Utilities Funds Index, over the period 10/1/98 to 3/31/99. The Fund's total return for this six month period was 6.18%. The Lipper Utilities Funds Index return was 6.42% for the same time period. Since its inception and in the last year, however, the Fund has significantly outpaced its benchmark.

The U.S. stock market, as measured by the S&P 500 Index, has posted exceptional returns in the last six months. Fears of a global recession and excessive equity valuation were short lived, as the market quickly recovered from the 1998 late summer correction. The Dow Jones Industrial Average, a price weighted equity benchmark, was very near the 10,000 level as the recent quarter ended. Publicity from the 10,000 milestone highlighted the strong performance of large capitalization stocks in the current bull market. Recent market appreciation, however, has not been broad. Many middle and small capitalization stocks, although recovering from their October 1998 lows, have not kept pace with the narrow market advance.

Stock price appreciation in the Telecommunication and Utilities sector slowed in the previous six months from the rapid pace established in early 1998. For much of 1998, many stocks in this sector were buoyed by falling interest rates and their perceived safety. Additionally, many Telephone and Electric Utilities stocks benefited from their large capitalization status. After large price run-ups in 1998, however, many of these stocks have recently posted returns more in line with historical norms.

Industry  Highlights
In the last six months, the Fund has consistently held positions in two industries: Electric Companies and Telephone Services. Currently, the Fund is split approximately equally between these two industries. During the last six months, a small position in the Cellular/Wireless Telecommunications industry was sold.

Electric Companies stocks comprise approximately half of the Fund. These stocks, with their high dividend yields, have historically been perceived by the market as defensive. However, as witnessed by their performance over the last few years, these stocks have capital appreciation potential as well. With the trends toward deregulation and diversification in the Electric Companies industry, these stocks should continue to attract investor attention. Our largest Electric Companies positions in the Fund include Peco Energy, Public Service, Pacific Gas & Electric and Texas Utilities.

Telephone Services stocks account for the remaining equity position in the Fund. The Telephone Services industry has been transitioning to a more competitive environment since the Telecommunications Act of 1996. This deregulation has spurred industry merger and acquisition activity. Many companies in this industry have been takeover targets. Additionally, Telephone Services companies have acquired entities in other industries. This merger and acquisition activity has added volatility and additional upside potential to Telephone Services shares.

Current Outlook
Price appreciation among stocks in the Fund has slowed in the last six months. Valuations indicate that many of these stocks are trading near their intrinsic value. Although not at a deep discount, stocks within the Fund may continue to benefit from the merger and acquisition activity brought on by industry deregulation.

Telecommunication and Utilities
--------------------------------------------------------------------------------

Portfolio Profile                                 March 31, 1999 (unaudited)
Equities                                          100.0%
Top 10 Equity Holdings (% of Net Assets)           48.2%
Number of Stocks                                      27
Cash & Cash Equivalents                             0.0%
--------------------------------------------------------------------------------

Top 10 Equity Holdings                            March 31, 1999 (unaudited)
Bell Atlantic                                       5.1%
BellSouth Corp.                                     5.0%
Century Telephone Enterprises, Inc.                 5.0%
Frontier Corp.                                      4.9%
GTE Corp.                                           4.8%
US West, Inc.                                       4.8%
Alltel Corp.                                        4.7%
Telephone & Data                                    4.7%
Aliant Communications Inc.                          4.6%
Ameritech, Corp.                                    4.6%
--------------------------------------------------------------------------------

Top Industries                                    March 31, 1999 (unaudited)
Telephone Services                                 51.3%
Electric Companies                                 47.6%
--------------------------------------------------------------------------------

Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

The returns for the ICON Funds are since the inception of the Fund through the dates shown. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results.

The Lipper Utilities Funds Index is a total return performance index consisting of the largest mutual funds within its respective investment objective category. It is comprised of 30 funds. The Lipper Utilities Funds Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and all expenses. Individuals cannot invest in the index itself.

Performance Overview
Value of $10,000 investment since fund inception versus fund benchmark.


[Graphic Omitted]

Telecommunication and Utilities
--------------------------------------------------------------------------------

Schedule of Investments
March 31, 1999
(unaudited)

Shares                                                       Market Value
Common Stocks 98.9%
Telephone Services 51.3%
         9,000    Aliant Communications Inc.                 $    368,437
         5,970    Alltel Corp.                                    372,379
         6,400    Ameritech Corp.                                 370,400
         7,870    Bell Alantic                                    406,781
        10,000    BellSouth Corp.                                 400,625
         5,650    Century Telephone Enterprises, Inc.             396,912
         7,500    Frontier Corp.                                  389,062
         6,300    GTE Corp.                                       381,150
         5,500    SBC Communications Inc.                         259,188
         6,700    Telephone & Data                                377,713
         7,000    U S West Inc.                                   385,438
        -----------------------------------------------------------------
Total Telephone Services                                        4,108,085

Electric Companies 47.6%
         5,600    American Electric Power Co., Inc.               222,250
         6,000    Carolina Power & Light                          226,875
         7,900    Cinergy Corp.                                   217,250
         5,500    Consolidated Edison of NY                       249,219
         5,900    Dominion Resources Inc.                         217,931
         4,200    Duke Power                                      229,425
        10,400    Edison International                            231,400
         9,500    Entergy Corp.                                   261,250
         4,400    FPL Group Inc.                                  234,300
         9,000    Pacific Gas & Electric                          279,563
        14,400    Pacificorp                                      248,400
         7,100    Peco Energy Co.                                 328,375
         7,200    Public Service Enterprises                      274,950
         3,700    Reliant Energy Inc.                              96,431
         9,700    Southern Co.                                    226,131
         6,300    Texas Utilities Co.                             262,631
        -----------------------------------------------------------------
Total Electric Companies                                        3,806,381

Shares                                                        Market Value
Common Stocks - continued
Total Investments 98.9%
         (Cost $7,484,992)                                      7,914,466
         ----------------------------------------------------------------
Assets less other Liabilities 1.1%                                 91,026
Net Assets 100.0%                                             $ 8,005,492

    The accompanying notes are an integral part of the financial statements.
a   non-income producing security.

Transportation

Performance
The ICON Transportation Fund (the "Fund") opened on May 9, 1997. The Fund under-performed its benchmark, the S&P Transportation Index, over the period 10/1/98 to 3/31/99. The Fund's total return for this six month period was 19.05%. The S&P Transportation Index return was 20.93% for the same time period. The Fund benefited from its holdings in the Air Freight and Truckers industries, but its performance was hurt by its Auto Parts & Equipment and Railroad industries exposure.

The U.S. stock market, as measured by the S&P 500 Index, has posted exceptional returns in the last six months. Fears of a global recession and excessive equity valuation were short lived, as the market quickly recovered from the 1998 late summer correction. The Dow Jones Industrial Average, a price weighted equity benchmark, was very near the 10,000 level as the recent quarter ended. Publicity from the 10,000 milestone highlighted the strong performance of large capitalization stocks in the current bull market. Recent market appreciation, however, has not been broad. Many middle and small capitalization stocks, although recovering from their October 1998 lows, have not kept pace with the narrow market advance.

Transportation stocks are cyclical, as their performance is dependent on the state of the economy. As investor worries over the domestic economy subsided in the final months of 1998, Transportation stocks rallied. Increasing fuel prices in 1999, however, have hurt the share prices of many Transportation stocks.

Industry Highlights
In the last six months, Air Freight stocks were added to the portfolio. These stocks were selected based on their attractive valuations and recent price momentum. Their performance has thus far contributed to the appreciation of the Fund. At approximately one third of the Fund, Air Freight is currently the largest industry holding.

The second largest industry holding is Truckers. Stocks in this industry include US Freightways, Werner and JB Hunt. These stocks rallied strongly off of the market lows in October of 1998 but have recently fallen in price. Rising oil prices increase the costs and negatively impact the bottom line of Trucking companies. Trucking stocks remain a solid investment as they continue to look undervalued.

The Fund also has positions in Auto Parts & Equipment and Railroads. Stocks in these industries have posted disappointing results in recent months. Valuations remain attractive, and the Advisor is optimistic about the prospects for both industries. Stocks held in the Auto Parts & Equipment industry include Dana, Genuine Parts and Goodyear Tire. The three largest holdings in the Railroad industry are Burlington Northern, CSX and Kansas City Southern.

Current Outlook
Transportation stocks have recovered off of their lows experienced in October of 1998; however, appreciation has not been uniform in the sector. Air Freight stocks have posted stellar returns, and other industries held in the Fund remain undervalued.

Transportation
--------------------------------------------------------------------------------

Portfolio Profile                                 March 31, 1999 (unaudited)
Equities                                          98.4%
Top 10 Equity Holdings (% of Net Assets)          49.6%
Number of Stocks                                     30
Cash & Cash Equivalents                            1.6%
--------------------------------------------------------------------------------

Top 10 Equity Holdings                            March 31, 1999 (unaudited)
Expeditors Int'l Wash Inc.                         7.6%
FDX Corporation                                    7.5%
CNF Transportation Inc.                            6.7%
Airborne Freight Corp.                             6.5%
US Freightways Corp.                               4.1%
Hunt (J.B.) Transport                              3.7%
Air Express                                        3.6%
Ryder System Inc.                                  3.6%
CSX Corp.                                          3.2%
Burlington Northern Santa Fe Corp.                 3.1%
--------------------------------------------------------------------------------

Top Industries                                    March 31, 1999 (unaudited)
Air Freight                                       32.0%
Truckers                                          27.7%
Railroads                                         20.4%
Auto Parts & Equipment                            17.5%
--------------------------------------------------------------------------------

Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

The returns for the ICON Funds are since the inception of the Fund through the dates shown. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results.

The S&P Transportation Index is a capitalization-weighted index that measures the performance of the transportation sector of the S&P SuperComposite 1500 Index. It is comprised of 39 stocks. The S&P Transportation Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and all expenses. Individuals cannot invest in the index itself.

Performance Overview
Value of $10,000 investment since fund inception versus fund benchmark.


[Graphic Omitted]

Transportation
--------------------------------------------------------------------------------

Schedule of Investments
March 31, 1999
(unaudited)

Shares or Principal Amount                                  Market Value
Common Stocks 97.6%
Auto Parts & Equipment 17.5%
         22,800   Cooper Tire & Rubber Co.                  $    418,950
         16,018   Dana Corp.                                     608,684
         21,500   Genuine Parts Co.                              619,469
         12,500   Goodyear Tire & Rubber Co.                     622,656
         13,900   ITT Industries Inc.                            491,712
         12,000   Modine Manufacturing Co.                       336,750
         16,800   Snap-On Tools Inc.                             487,200
         12,900   TRW Inc.                                       586,950
         ---------------------------------------------------------------
Total Auto Parts & Equipment                                   4,172,371
Truckers 27.7%
         36,800   American Freightways Corp.                     473,800
         32,200   Arnold Industries Inc.                         478,975
         42,000   Hunt (J.B.) Transport                          882,000
         19,400   Landstar Systems Inc.a                         642,625
         24,500   M S Carriers Inc.a                             647,719
         55,550   Rollins Truck Leasing                          524,253
         30,600   Ryder System Inc.                              845,325
         29,900   U.S. Freightways Corp.                         982,962
         45,975   Werner Enterprises Inc.                        724,106
         22,000   Yellow Corp.a                                  382,250
         ---------------------------------------------------------------
Total Truckers                                                 6,584,015
Air Freight 32.0%
         57,300   Air Express                                    866,664
         50,000   Airborne Freight Corp.                       1,556,250
         42,300   CNF Transportation Inc.                      1,599,469
         33,600   Expeditors Int'l Wash. Inc.                  1,814,400
         19,200   FDX Corporation                              1,782,000
         ---------------------------------------------------------------
Total Air Freight                                              7,618,783

Shares or Principal Amount                                   Market Value
Common Stocks - continued
Railroads 20.4%
         22,100   Burlington Northern Santa Fe Corp.         $    726,537
         19,800   CSX Corp.                                       770,963
         21,200   GATX Corp.                                      698,275
         12,700   Kansas City Southern Inds                       723,900
         26,100   Norfolk Southern Corp.                          688,387
         13,200   Union Pacific Corp.                             705,375
         40,300   Wisconsin Central Transportationa               533,975
         ----------------------------------------------------------------
Total Railroads                                                 4,847,412
Total Common Stocks
         (Cost $22,643,076)                                    23,222,581
         ----------------------------------------------------------------
Short-Term Commercial Notes 1.5%
--------------------------------------------------------------------------------
$367,651 General Mills Demand Note
         4.54%    11/9/99                                         367,651
Total Short-Term Commercial Notes
         (Cost $367,651)                                          367,651
         ----------------------------------------------------------------
Total Investments 99.1%
         (Cost $23,010,727)                                    23,590,232
         ----------------------------------------------------------------
Assets less other Liabilities 0.9%                                194,855
-------------------------------------------------------------------------
Net Assets 100.0%                                            $ 23,785,087

    The accompanying notes are an integral part of the financial statements.
a   non-income producing security

Short-Term Fixed Income

Performance
The ICON Short-Term Fixed Income Fund (the "Fund") opened on February 7, 1997. The Fund's total return over the period 10/1/98 to 3/31/99 was 1.67%. The Merrill Lynch 1 Year Treasury Index return was 1.90% for the same period.

Fund  Highlights
The objective of the ICON Short-Term Fixed Income Fund is to attain high current income consistent with the preservation of capital. Under normal conditions, the Fund invests in US Treasury and Agency obligations. The Advisor aims to keep the duration of the Fund toward the middle of the Fund's normal operating range of
0.5 to 1.5 years.

The Federal Reserve Board decided to leave interest rates unchanged during the first quarter, after reducing rates three times in quick succession last fall. Long-term yields climbed higher, from 5% to 5.7%, through January and February, and have remained in the 5.5-5.7% range since then. The Fund's short duration has therefore been an advantage during this period of a steepening yield curve.

Current Outlook
The Advisor expects to see a moderate growth, low inflation environment in the near term. Producer and consumer price increases continue to remain subdued; and although unemployment is at an historically low level, there has been no sign of wage inflation. Given this scenario, the Advisor believes the Federal Reserve Board is likely to maintain its bias against raising rates.

Short-Term Fixed Income
--------------------------------------------------------------------------------

Schedule of Investments
March 31, 1999
(unaudited)

Principal Amount                                          Market Value
U.S. Government Agencies 103.7%
$2,000,000 Federal Home Loan Bank
         5.8%     11/4/99                                 $  2,009,590
$2,000,000 Federal National Mortgage
         5.4%     9/1/00                                     2,006,260
$70,000  Federal Farm Credit Bank
         5.5%     8/03/99                                       70,144
Total U.S. Government Agencies (103.7%)
         (Cost $4,079,161)                                   4,085,994
--------------------------------------------------------------------------------

Other Liabilities less Assets (3.7%)                          (146,464)
Net Assets 100.0%                                         $  3,939,530

    The accompanying notes are an integral part of the financial statements.

Asia Region

Performance
The ICON Asia Fund (the "Fund") opened on February 25, 1997. While past performance does not guarantee future results, the Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) Pacific Index, over the period 10/1/98 to 3/31/99 by 1.39%. The Fund's total return for this six month period was 40.72%. The MSCI Pacific Index return was 39.33% for the same time period. The largest weighting of both the Fund and the benchmark has been in the Japan equity market, which has rebounded sharply in the last six months.

Global equity markets generally posted excellent results over the last six months. Fears of a global recession and excessive equity valuation were short lived, as most markets quickly recovered from the 1998 July through October correction. European equities markets have resumed their upward trends. Asian markets have also rebounded strongly. Led by the recovery in Japan, Asian equity markets closed the quarter with strong price momentum.

The Asian crisis has received considerable publicity in the last few years. Plunging currencies and struggling economies have led to disappointing returns in many Asian equity markets. Recent trends, however, are encouraging. Japanese government policies to stimulate the economy are finally being well received by the global marketplace. Asian economies are starting to rebound, and their currencies have strengthened as a result.

Country  Highlights
Country holdings have remained consistent over the last six months. The largest position, Japan, comprises approximately 85% of the Fund. The Fund's Japanese holdings are supplemented by positions in Hong Kong and Malaysia.

The  Advisor is very  bullish  on the  Japanese  equity  market.  Given  current fundamentals, the Advisor measures Japanese stocks to be more than 50% underpriced. A recent recovery in share prices, following a bear market during much of 1990s, has also been an encouraging sign. With valuations attractive and solid price momentum, the Japanese market is a compelling investment opportunity at this time.

Hong Kong stocks account for 7% of the portfolio. The Hong Kong stock market has a history of high returns and above average volatility. The performance of this market over the last year has been no different. In the last six months, the market has quickly recovered from a 40% decline experienced during 1998.

In 1998, the Malaysian government imposed capital controls on foreign investors. This restricted the ability to move money in and out of the Malaysian equity market. Our current investment in Malaysia is subject to penalties if withdrawn. These penalties decrease over time and are eventually reduced to zero. Most economists agree that these types of capital controls are generally counterproductive. After falling over 50% during 1998, the market has made a partial recovery during the last six months. The Advisor is continually evaluating the benefits and costs of holding this position.

Current  Outlook
After an extended bear market, Japanese stocks are showing signs of a recovery. The economy, currency and stock market are all responding favorably to governmental plans to stimulate the economy and address its structural problems. Other Asian markets are recovering as well. The Advisor is bullish on the prospects for the ICON Asia Fund.

Asia Region
--------------------------------------------------------------------------------

Portfolio Profile                                 March 31, 1999 (unaudited)
Equities                                          91.1%
Top 10 Equity Holdings (% of Assets)              51.7%
Number of Stocks                                     90
Cash & Cash Equivalents                            8.9%
--------------------------------------------------------------------------------

Top 10 Equity Holdings                            March 31, 1999 (unaudited)
Nippon Telephone & Telegraph Corp.                11.4%
Toyota Motor Corporation                           9.9%
Bank of Tokyo-Mitsubishi Ltd.                      6.0%
Honda Motor Company                                4.0%
Sumitomo Bank, Ltd.                                4.0%
Matsushita Electric Industrial Co, Ltd.            3.8%
Sony Corporation                                   3.6%
Takeda Chemical                                    3.3%
Fujitsu Ltd.                                       2.9%
Toyko Electric Power                               2.8%
--------------------------------------------------------------------------------

Top Countries                                     March 31, 1999 (unaudited)
Japan                                             85.8%
Hong Kong                                          7.0%
Malaysia                                           6.3%
--------------------------------------------------------------------------------

Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

The returns for the ICON Funds are since the inception of the Fund through the dates shown. The returns are total returns, and include the reinvestment of dividends and capital gains. International investing involves greater risk than U.S. investments which include political, economic uncertainties and the risk of currency fluctuations. Past performance does not guarantee future results.

The Morgan Stanley Capital International (MSCI) Pacific Index is comprised of stocks traded in the developed markets of the Pacific Basin (Australia, Hong Kong, Japan, Malaysia, New Zealand, and Singapore). The index tries to capture at least 60% of investable capitalization in said markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership (companies with exposure in multiple countries). The index is capitalization weighted. The MSCI Pacific Index is an unmanaged index that does not include the reinvestment of dividends and does not reflect deductions for commission, management fees and expenses. Individuals cannot invest in the index itself.

Performance Overview
Value of $10,000 investment since fund inception versus fund benchmark.


[Graphic Omitted]

Asia Region
--------------------------------------------------------------------------------

Schedule of Investments
March 31, 1999
(unaudited)

Shares                                                       Market Value
Common Stocks & Warrants 99.1%
Hong Kong 7.0%
         27,400   Bank of East Asia                          $     46,494
         37,000   Cathay Pacific Airways                           42,493
         34,000   Cheung Kong Holdings                            258,852
          4,000   Cheung Kong Infrastructure                        7,639
         22,000   China Light & Power Holdings Ltd.               105,605
         40,000   Chinese Estates HL                                5,884
          4,000   Citic Pacific Ltd.                                8,413
          6,500   Dickson Concepts Intl.                            5,284
          3,000   Guoco Group Ltd.                                  5,284
         30,000   Hang Lung Dev. Co.                               36,389
         29,100   Hang Seng Bank                                  267,546
         29,000   Hong Kong & Shanghai Hotels                      21,891
        131,200   Hong Kong Telecom                               258,181
         63,700   Hong Kong & China Gas                            90,007
         17,600   Hopewell Holdings                                 8,517
         54,000   Hutchison Whampoa Ltd.                          425,054
         23,000   Hysan Development                                29,976
         11,000   Miramar Hotel                                    11,355
         13,000   New World Development                            25,582
         27,000   Shangri La Asia Ltd.                             25,956
         74,000   Shun Tak Holdings                                14,323
         40,434   Sun Hung Kai Properties                         301,314
         40,500   Swire Pacific Ltd.                               27,960
          6,000   Television Broadcast                             21,795
         40,000   Wharf Holdings                                   61,423
        -----------------------------------------------------------------
Total Hong Kong                                                 2,113,217

Shares                                                        Market Value
Common Stocks & Warrants - continued
Japan 85.8%
        132,000   Bank of Tokyo-Mitsubishi Ltd.               $  1,819,000
         22,000   Bridgestone Corp.                                561,007
         23,000   Canon Inc.                                       569,029
         20,000   Dai Nippon Printing Co. Ltd.                     303,977
         24,000   Denso Corporation                                471,165
            113   East Apan Railway                                671,722
        103,000   Fuji Bank Ltd.                                   609,669
         13,000   Fuji Photo Film                                  491,768
         56,000   Fujitsu Ltd.                                     899,367
        101,000   Hitachi                                          747,928
         27,000   Honda Motor Company                            1,219,709
         79,000   Industrial Bank of Japan Ltd.                    533,649
         11,000   Ito-Yokado Co. Ltd.                              707,760
         25,800   Kansai Electric Power                            521,752
         27,000   Kirin Brewery Co. Ltd.                           316,440
          4,000   Kyocera Corp.                                    215,486
         60,000   Matsushita Electric Industrial Co., Ltd.       1,170,313
         32,000   Mitsubishi Estate Co. Ltd.                       325,593
         88,000   Mitsubishi Hvy Indysa                            397,535
         42,000   NEC Corporation                                  505,362
        177,000   Nippon Steel Company                             363,177
            353   Nippon Telephone & Telegraph Corp.             3,457,573
         61,000   Nissan Motor Company                             236,933
         51,000   Nomura Securities Co.                            533,987
         11,000   Sankyo Company Ltd.                              235,920
         29,000   Sharp Corporation                                306,088
         12,000   Sony Corporation                               1,109,517
         91,000   Sumitomo Bank, Ltd.                            1,231,724
         26,000   Takeda Chemical                                1,007,685
         40,000   Tokio Marine & Fire Insurances                   456,304
         40,500   Tokyo Electric Power                             872,035
        104,000   Toyota Motor Corporation                       3,012,077
        ------------------------------------------------------------------
Total Japan                                                     25,881,251
(continued)

--------------------------------------------------------------------------------

Shares                                                         Market Value
Common Stocks - continued
Malaysia 6.3% (See Note 4 on page 66)
         33,800   AMMB Holdings Berhad                         $     23,909
         10,400   Berjaya Sports Toto Berhad                         10,422
         21,000   Commerce Asset-Holdings Berhad                     17,419
         27,000   Edaran Otomobil Nasional BHD                       27,853
        140,400   Ekran Berhad                                       21,134
         88,000   Golden Hope Plantations                            50,021
         36,000   Hicom Holdings Berhad                               7,579
        109,000   Hong Leong Bank Berhad                             51,632
         47,000   Hume Industries Berhad                             27,705
         36,000   Jaya Tiasa Holdings Berhad                         32,741
         57,000   Kuala Lumpur Kepon Berhad                          57,120
        192,500   Magnum Corp Berhad                                 72,542
          7,300   Malakoff Berhad                                    12,372
        124,000   Malayan Banking Berhad                            185,347
         66,000   Malaysian International Shipping                   67,251
         66,333   Malaysian Resources Corp.                          12,568
         70,500   Naluri Berhad                                       6,753
         15,200   Nestle (Malaysia) Berhad                           42,560
         30,000   New Straits Times Press                            21,474
         32,500   Oriental Holdings Berhad                           41,053
         39,000   Perusahaan Otomobil Nasional                       41,463
         24,500   Petronas Gas Berhad                                39,716
         94,400   Public Bank Berhad                                 42,530
         39,000   Rashid Hussain BHD                                 15,189
         96,000   Renong Berhad                                      12,328
         72,000   Resorts World Berhad                               70,939
         85,000   RHB Capital Berhad                                 42,232
         18,200   Rothmans of Pall Mall Berhad                       86,211
        157,000   Sime Darby Malay Regd                             114,362
        205,500   Telekom Malaysia                                  330,963
        196,000   Tenaga Nasional Berhad                            231,073
         50,500   United Engineers Berhad                            18,286
         69,000   YTL Corp. Berhad                                   68,564
        -------------------------------------------------------------------
Total Maylasia                                                    1,903,311

Shares                                                         Market Value
Common Stocks - continued
Total Common Stocks
         (Cost $28,235,253)                                    $ 29,897,779
         ------------------------------------------------------------------
Total Demand Deposits 9.7%
         4.797% Chase Bank Interest
         Bearing Demand Deposit
         (Cost $2,924,505)                                        2,924,505
         ------------------------------------------------------------------
Total Investments 108.8%
         (Cost $31,159,758)                                      32,822,284
Other Liabilities less Assets (8.8%)                             (2,675,667)
         ------------------------------------------------------------------
Net Assets 100.0%                                              $ 30,146,617

    The accompanying notes are an integral part of the financial statements.
a   non-income producing security.

--------------------------------------------------------------------------------

Schedule of Investments
March 31, 1999
(unaudited)

Summary of Investments by Industry
                                                  % of Investments
Airlines                                                     0.10%
Auto Equip                                                   0.30%
Automobiles                                                 15.02%
Banks                                                       16.13%
Chemicals                                                    1.61%
Computers                                                    4.74%
Construction Materials                                       0.10%
Construction                                                 0.30%
Electronic Components                                        8.67%
Electronic Materials                                         6.75%
Engineering                                                  0.10%
Financial Services                                           2.12%
Food                                                         1.41%
Hotel/Tourist                                                0.20%
Industrial Equipment                                         1.41%
Insurance                                                    1.51%
Leisure                                                      0.40%
Multi-Industry                                               2.32%
Oil Production                                               0.10%
Pharmacy                                                     4.13%
Press Print                                                  1.11%
Real Estate                                                  3.23%
Sea Transportation                                           0.20%
Special Retail                                               2.42%
Steel Metal                                                  1.21%
Telecommunications                                          13.61%
Textiles                                                     0.10%
Tires & Rubber                                               1.92%
Tobacco                                                      0.30%
Transportation                                               2.22%
TV, Radio                                                    0.10%
Water Distribution                                           6.16%
-----------------------------------------------------------------
Total                                                      100.00%



    The accompanying notes are an integral part of the financial statements.

North Europe Region

Performance
The ICON North Europe Fund (the "Fund") opened on February 18, 1997. The Fund under-performed its benchmark, The Morgan Stanley Capital International (MSCI) Europe 15 Index, over the period 10/1/98 to 3/31/99. The Fund's total return for this six month period was 2.79%. The MSCI Europe 15 Index return was 15.32% for the same time period. The Fund benefited from its positions in Sweden and the United Kingdom; however, weightings in Denmark and Germany were a drag on portfolio performance in the last six months. The strong U.S. Dollar relative to the Euro and many other European currencies reduced the returns to domestic investors in European markets.

Global equity markets generally posted excellent results over the last six months. Fears of a global recession and excessive equity valuation were short lived, as most markets quickly recovered from the July 1998 through October 1998 correction. European equities markets have resumed their upward trends.

The European continent is successfully transitioning to the Euro. Despite fears highlighted by the financial press, the initial currency conversion was nearly transparent. Banks and other financial institutions had spent years preparing for the event. The only negative short term trend has been the Euro's depreciation relative to the dollar. However, as European countries continue to integrate and synergies are realized, the outlook for the currency could improve.

Country Highlights
Despite changing weightings, country holdings have remained consistent over the last six months. The Fund holds two countries involved in the Euro: Germany and Belgium. The remaining country positions are the United Kingdom, Denmark, and Sweden.

The Fund's largest country holding is the United Kingdom, which represents approximately one quarter of the Fund. As the Advisor has remained bullish on this equity market, the large weighting in the United Kingdom has been consistent during the last six months. The United Kingdom's economy is in a period of steady growth and low interest rates. The equity market has responded with steady appreciation over the last six months.

Stocks in Denmark account for approximately 20% of the Fund. As measured by the Advisor's quantitative valuation equation, the Danish stock market appears undervalued; however, stock prices have yet to respond. Stocks in Sweden, the Fund's third largest country position, have fared much better recently. Led by large capitalization stocks, Sweden and other Scandinavian markets have been pacing the European equity advance.

Current Outlook

According to the Advisor's discipline of investing based on valuation and price momentum, many opportunities exist in the North Europe Fund. European economies have posted steady growth with low inflation, and these fundamentals have led to significant stock market appreciation in many European markets. Despite market appreciation, valuations remain attractive.

North Europe Region
--------------------------------------------------------------------------------

Portfolio  Profile                          March  31,  1999  (unaudited)
Equities                                    98.0%
Top 10 Equity Holdings (% of Assets)        31.4%
Number Stocks                                 113
Cash & Cash  Equivalents                     2.0%
--------------------------------------------------------------------------------

Top 10 Equity  Holdings                     March 31, 1999  (unaudited)
D/S Svenborg                                 4.4%
Ericsson                                     4.4%
Fortis "B"                                   3.4%
Den Danske Bank Group                        3.2%
TeleDanmark                                  3.1%
Deutsche Telekom AG                          2.7%
BP Amoco PLC                                 2.6%
KBC Bancassurance                            2.6%
Astra AS-ASEKI                               2.5%
Electrabel Corp.                             2.5%
--------------------------------------------------------------------------------

Top Countries                               March 31, 1999 (unaudited)
United Kingdom                              23.3%
Denmark                                     20.9%
Sweden                                      19.6%
Germany                                     19.1%
Belgium                                     16.0%
--------------------------------------------------------------------------------

Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

The returns for the ICON Funds are since the inception of the Fund through the dates shown. The returns are total returns, and include the reinvestment of dividends and capital gains. International investing involves greater risk than U.S. investments which include political, economic uncertainties and the risk of currency fluctuations. Past performance does not guarantee future results.

The Morgan Stanley Capital International (MSCI) Europe 15 Index is comprised of stocks traded in the developed markets of Europe. The index tries to capture at least 60% of investable capitalization in said markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership (companies with exposure in multiple countries). The index is capitalization weighted. The MSCI Europe 15 Index is an unmanaged index that does not include the reinvestment of dividends and does not reflect deductions for commission, management fees and all expenses. Individuals cannot invest in the index itself.

Performance Overview
Value of $10,000 investment since fund inception versus fund benchmark.


[Graphic Omitted]

North Europe Region
--------------------------------------------------------------------------------

Schedule of Investments
March 31, 1999
(unaudited)

Shares                                                         Market Value
Common Stocks 99.0%
Belgium 16.0%
         405      Barco NV (Belgium American Radio Corp.)      $     68,433
         118      Bekaert NV                                         52,235
       1,180      Ciementeries CBR                                  105,935
       1,652      Delhaize-Le Lion                                  153,036
       1,901      Electrabel SA                                     681,421
      24,764      Fortis "B"                                        914,412
         781      Gevaert NV                                         54,093
         346      Glaverbel SA                                       31,865
         602      Groupe Bruxelles Lambert                          109,845
      10,390      KBC Bancassurance Holding                         692,704
         872      Petrofina SA                                      477,331
       2,710      Solvay Et Cie NPV                                 166,193
       3,150      Tractebel NPV                                     496,545
       1,196      Union Miniere NPV                                  41,399
       6,200      UCB SA                                            277,869
      ---------------------------------------------------------------------
Total Belgium                                                     4,323,316

Denmark 20.9%
       2,020    Bang & Olufsen Holdings                             140,838
       7,347    Carlsberg                                           297,743
          75    D/S 1912 B                                          561,043
         125    D/S Svenborg                                      1,198,344
       8,394    Danisco A/S                                         384,067
       8,313    Den Danske Bank Group                               873,285
      13,787    FLS Industries                                      270,352
       2,911    ISS International Service System                    189,193
       3,729    Korn OG Foderstofkomp                                73,123
         878    Lauritzen Holdings                                   66,317
       5,891    Novo Nordisk A/S                                    658,882
       2,500    Radiometer                                          119,364
       8,615    Tele Danmark                                        853,429
      ---------------------------------------------------------------------
Total Denmark                                                     5,685,980

Shares                                                         Market Value
Common Stocks - continued
Germany 19.1%
       1,970    Allianz                                        $    599,806
       4,983    BASF AG                                             182,384
       5,915    Bayer AG                                            221,605
       3,417    Bayer Hypo-Vereinsbank                              204,385
         701    Beiersdorf AG                                        51,845
       6,428    DaimlerChrysler                                     559,378
       4,311    Deutsche Bank                                       221,787
      17,877    Deutsche Telekom AG                                 728,630
       4,184    Dresdner Bank                                       167,595
       3,009    Lufthansa                                            65,787
       3,130    Mannesmann AG                                       399,783
       2,157    Metro AG                                            135,005
       1,100    Muenchener Reuckver AG                              219,121
         300    Muenchener Rueckuer                                  60,570
         109    Preussag                                             58,490
       3,807    RWE AG                                              168,524
         554    SAP AG                                              158,807
         563    Schering AG                                          65,558
       4,627    Siemens AG                                          309,232
       3,240    Thyssen AG                                           64,016
       4,093    Veba AG                                             215,212
         239    Viag AG                                             131,834
       2,980    Volkswagen AG                                       198,517
      ---------------------------------------------------------------------
Total Germany                                                     5,187,871
(continued)

Shares                                                         Market Value
Common Stocks - continued
Sweden 19.6%
       8,500    ABB AB Series B Shares                         $    105,436
      16,800    ABB AS A Shares                                     208,391
       2,700    AGA AB Series A Shares                               33,820
       3,500    AGA AB Series B Shares                               43,840
       6,400    Astra AB B Shares                                   145,154
      29,900    Astra AB-A                                          685,413
       3,900    Atlas COPCO AS Series A Shares                      105,764
       2,000    Atlas COPKO AB SER B Shares                          53,022
       2,300    Diligentia AB                                        18,181
       2,800    Drott AB SER B                                       24,686
       9,400    Electrolux AB SER B SWKR 5                          186,331
       1,600    Esselte AB SER A SHS                                 25,684
       1,600    Esselte AB SER B SHS                                 25,781
      49,600    Ericsson LM-B Shares                              1,206,372
       8,800    Foreningssparbanken                                 207,078
       1,100    Granges AB                                           16,588
       5,200    Hennes & Mauritz AB SER B                           392,071
       3,300    Netcom AB-Bsh                                       112,368
       2,100    OM Gruppen AB                                        26,304
       4,600    Sandvika                                             91,743
      10,400    Securitas AB SWKR2 SER B                            164,417
      12,800    Skandia Forsakrings AB                              238,161
      14,200    Skandinaviska Enskilda Bank                         173,550
       3,600    Skanska AB Series B Shares                          122,583
       2,800    SKF AB Series A Shares                               39,329
       3,000    SKF AB Series B Shares                               42,685
       1,800    SSAB Svenskt Stal AB SER A                           22,547
       1,100    SSAB Svenskt Stal AB SER B                           13,511
       6,400    Svenska Cellulosa AB SER B S                        138,927
       5,400    Svenska Handelsbanken-A SHS                         188,143
      22,200    Swedish Match AB SEK2                                77,753
       3,300    Trelleborg AB SER B SWKR25                           31,904
       7,600    Volvo AB-B                                          199,173
       4,500    Volva                                               116,290
       1,200    WM-Data AB-B                                         46,844
      ---------------------------------------------------------------------
Total Sweden                                                      5,329,844
Shares                                                         Market Value
Common Stocks - continued
United Kingdom 23.3%
      16,349    Allied Zurich PLC                              $    220,397
       8,392    Barclays PLC                                        241,300
      16,984    BG PLC                                               99,809
      19,367    Boots Co. PLC                                       207,480
      40,895    BP AMOCO                                            697,209
      13,094    British Aerospace PLC                                87,519
      16,349    British American Tobacco PLCa                       136,198
      18,089    British Sky Broadcasting PLC                        155,220
      33,680    British Telecommunications PLC                      549,733
      13,245    Cable Wireless PLC                                  165,509
       6,600    Cadbury Schweppes PLC                                95,793
      15,547    CGU PLCa                                            242,216
      13,586    Diageo PLC                                          152,662
      18,018    Glaxo Wellcome PLCa                                 603,024
       5,082    Granada Group PLCa                                  102,969
      11,230    Great Universal Stores PLC                          122,381
       9,968    Lloyds TSB Group PLC                                453,342
      40,227    Marks & Spencer PLC                                 264,976
      15,443    Prudential Corp. PLC                                201,327
       5,806    Rio Tinto PLC                                        80,566
      15,737    Rueters Group PLC                                   231,202
       7,795    Sainsbury (J) PLC                                    48,294
      10,487    Scottish Power PLC                                   91,427
      34,395    Smithkline Beecham PLC                              496,156
      66,220    Tesco PLC                                           175,086
      26,172    Unilever PLC                                        243,171
       3,442    Zeneca Group PLC                                    162,709
      ---------------------------------------------------------------------
Total United Kingdom                                              6,327,675
 Total Common Stock
         (Cost $26,066,370)                                      26,854,686
         ------------------------------------------------------------------
Demand Deposit 2.0%
          4.797% Chase Bank Interest
          Bearing Demand Deposit
         (Cost $554,687)                                            554,687
Total Investments 101.0%
         (Cost $26,621,057)                                      27,409,373
         ------------------------------------------------------------------
Other Liabilities less Assets (1.0%)                               (270,487)
Net Assets 100.0%                                              $ 27,138,886
    The accompanying notes are an integral part of the financial statements.
a    non-income producing security.
                                       45

--------------------------------------------------------------------------------

Schedule of Investments
March 31, 1999
(unaudited)

Summary of Investments by Industry
                                            % of Investments
Airlines                                               0.20%
Alcoholic Beverage                                     0.61%
Animal Feed                                            0.30%
Automobile                                             3.95%
Bank                                                  12.77%
Breweries                                              1.11%
Cement                                                 0.41%
Chemicals                                              3.24%
Computer Services                                      0.61%
Construction                                           0.51%
Cosmetics                                              0.20%
Defense                                                0.30%
Department Stores                                      1.52%
Electric Materials                                     1.93%
Engineering                                            1.72%
Financial Services                                     0.91%
Food                                                   2.33%
Food Retail                                            1.42%
Glass                                                  0.10%
Holding                                                6.18%
House Equipment                                        0.71%
Industrial Equipment                                   0.91%
Industrial Gas                                         0.30%
Industrial Services                                    0.71%
Insurance                                              6.59%
Leisure                                                0.41%
Medical Equipment                                      0.41%
Multi-Industry                                         1.11%
Non Alcoholic Beverage                                 0.41%
Non Ferrious Metals                                    0.91%
Office Equipment                                       0.20%
Oil Integrated                                         4.36%
Pharmacy                                              10.33%
Pulp and Paper                                         0.51%
Real Estate                                            0.10%
Sea Transportation                                     7.09%
Services                                               0.91%
Specialty Retailers                                    1.22%
Steel Metal                                            0.61%
Telecommunications                                    13.37%
Textiles                                               1.42%
Tobacco                                                0.81%
TV and Radio                                           0.61%
Water Distributors                                     5.67%
-----------------------------------------------------------
Total                                                100.00%





The accompanying notes are an integral part of the financial statements.

South Europe Region

Performance
The ICON South Europe Region Fund (the "Fund") opened on February 20, 1997. The Fund under-performed its benchmark, the Morgan Stanley Capital International
(MSCI) Europe 15 Index, over the period 10/1/98 to 3/31/99. The Fund's total return for this six month period was 12.83%. The MSCI Europe 15 Index return was 15.32% for the same time period. Fund holdings in Switzerland and Italy performed well; however, the position in Austria was a drag on portfolio performance. The strong U.S. Dollar relative to the Euro and many other European currencies reduced the returns to domestic investors in European markets.

Global equity markets generally posted excellent results over the last six months. Fears of a global recession and excessive equity valuation were short lived, as most markets quickly recovered from the July 1998 through October 1998 correction. European equities markets have resumed their upward trends.

The European continent is successfully transitioning to the Euro. Despite fears highlighted by the financial press, the initial currency conversion was nearly transparent. Banks and other financial institutions had spent years preparing for the event. The only negative short term trend has been the Euro's depreciation relative to the dollar. However, as European countries continue to integrate and synergies are realized, the outlook for the currency could improve.

Country  Highlights
Stocks in Austria were sold during the last six months. This small position was liquidated because it no longer fit the Advisor's discipline of owning undervalued country markets with strong price momentum. Switzerland has remained the largest country holding in the Fund over the last six months. Currently, stocks in Switzerland account for approximately half of the Fund. Swiss equities have posted excellent local market performance in the last six months; however, the Swiss Franc has depreciated relative to the U.S. Dollar. This has hurt the return to U.S. investors in Switzerland. The Advisor measures the Swiss equity market to be approximately 30% undervalued.

Italian stocks have also experienced significant local market appreciation in the last six months. Currency movements have diminished returns for U.S. based investors, however, as the Dollar has strengthened relative to the Euro. Italian stocks represent just over 40% of the Fund. Based on good valuations and solid price momentum, Italian stocks are still favored by the Advisor.

Current Outlook
Based on the Advisor's discipline of investing in undervalued country markets that show price momentum, stocks in Switzerland and Italy are compelling investments. These countries have posted steady growth with low inflation, and these fundamentals have led to significant stock market appreciation. Despite their appreciation, these markets still represent compelling values to the Advisor.

South Europe Region
--------------------------------------------------------------------------------

Portfolio  Profile                          March  31,  1999  (unaudited)
Equities                                    94.0%
Top 10 Equity Holdings (% of Assets)        62.1%
Number of Stocks                               36
Cash & Cash  Equivalents                     6.0%
--------------------------------------------------------------------------------

Top 10 Equity Holdings                      March 31, 1999 (unaudited)
Roche Holding AG                             9.9%
Novartis                                     9.6%
Nestle SA                                    7.3%
UBS AG                                       7.1%
Credit Suisse Group                          7.0%
Ente Nazionale Idrocarburi                   5.5%
IIMSPA                                       4.2%
Telecom Italia SPA                           4.0%
Assicurazioni Generali                       3.9%
Zurich Allied AG                             3.6%
--------------------------------------------------------------------------------

Top Countries                               March 31, 1999 (unaudited)
Switzerland                                 48.9%
Italy                                       41.5%
--------------------------------------------------------------------------------

Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

The returns for the ICON Funds are since the inception of the Fund through the dates shown. The returns are total returns, and include the reinvestment of dividends and capital gains. International investing involves greater risk than U.S. investments which include political, economic uncertainties and the risk of currency fluctuations. Past performance does not guarantee future results.

The Morgan Stanley Capital International (MSCI) Europe 15 Index is comprised of stocks traded in the developed markets of Europe. The index tries to capture at least 60% of investable capitalization in said markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership (companies with exposure in multiple countries). The index is capitalization weighted. The MSCI Europe 15 Index is an unmanaged index that does not assume the reinvestment of dividends and does not reflect deductions for commission, management fees and all expenses. Individuals cannot invest in the index itself.

Performance Overview
Value of $10,000 investment since fund inception versus fund benchmark.


[Graphic Omitted]

--------------------------------------------------------------------------------

Schedule of Investments
March 31, 1999
(unaudited)

Shares                                                         Market Value
Common Stocks 90.4%
Italy 41.5%
       7,686    Assicurasioni Generali                         $    307,872
      17,376    Banca Commerciale Italiana                          142,580
      17,727    Banco Ambrosiano Veneto                             104,502
       4,004    Banco Popolare Di Milano                             37,308
      20,980    Bennetton Group SPA                                  37,715
       6,027    Edison SPA                                           55,507
      67,589    Ente Nazionale Idrocarburi                          430,550
      56,486    Fiat SPA                                            186,620
       9,978    Italgas (SOC Ital)                                   48,479
      42,169    INA - Institut Naz Assicur.                         127,481
      12,607    Mediaset SPA                                        118,556
       5,583    Mediobanca SPA                                       75,047
      57,167    Montedison SPA                                       59,253
      24,191    Parmalat Finanziaria SPA                             34,476
      27,664    Pirelli SPAa                                         78,852
       2,844    Rinascente LA SPA                                    22,201
       4,000    Riunione Adriatica Di Sicurta SPA                    41,848
      13,736    San Paolo IMISPA                                    223,199
      52,815    Telecom Italia Mobile                               204,143
      48,967    TIM SPA                                             329,372
      29,915    Telecom Italia SPA                                  317,819
      45,539    Uncredito Italiano SPA                              245,838
      48,369    Unione Immobiliare                                   25,328
      ---------------------------------------------------------------------
Total Italy                                                       3,254,546

Shares                                                         Market Value
Common Stocks - continued
Switzerland 48.9%
         118     Adecco SA                                     $     59,873
          90     Alusuisse-Lonza                                     98,993
       2,945     Credit Suisse Group                                549,166
          40     Holderbank Financiere Glarus                        44,727
         315     Nestle SA                                          572,282
         464     Novartis                                           752,695
          64     Roche Holdings AG                                  780,488
         155     Sairgroup                                           33,354
          23     Schw Ruckversicherungs AG                           50,892
         291     SMH Neuenburg                                       40,403
          23     Sulzer Gebuder AG                                   14,685
       1,765     Union Bank of Switzerland AG                       554,506
         445     Zurich Allied AG                                   284,720
       --------------------------------------------------------------------
Total Switzerland                                                 3,836,784
Total Common Stocks
         (Cost $7,213,820)                                        7,091,330
         ------------------------------------------------------------------
Demand Deposit 5.7%
          4.797% Chase Bank Interest
          Bearing Demand Deposit
         (Cost $450,725)                                            450,725
         ------------------------------------------------------------------
Total Investments 96.0%
         (Cost $7,664,545)                                        7,542,055
         ------------------------------------------------------------------
Assets less other Liabilities 4.0%                                  306,111
--------------------------------------------------------------------------------
Net Assets 100%                                                $  7,848,166

    The accompanying notes are an integral part of the financial statements.
a   non-income producing security.

--------------------------------------------------------------------------------

Schedule of Investments
March 31, 1999
(unaudited)

Summary of Investments by Industry
                                                 % of Investments
Airlines                                                    0.44%
Automobile                                                  2.64%
Bank                                                       27.39%
Cement                                                      0.66%
Chemicals                                                   0.88%
Consumer Goods                                              0.55%
Department Stores                                           0.33%
Food                                                        8.58%
Industrial Equipment                                        0.22%
Insurance                                                  11.55%
Non Ferrious Metals                                         1.43%
Oil Integrated                                              6.05%
Pharmacy                                                   21.67%
Telecommunications                                         11.99%
Temporary Work                                              0.88%
Textiles                                                    0.55%
Tires/Rubber                                                1.10%
TV and Radio                                                1.65%
Water Distributors                                          1.44%
-----------------------------------------------------------------
Total                                                     100.00%


The accompanying notes are an integral part of the financial statements.

                                   ICON FUNDS


Statements of Assets & Liabilities ....................................    52

Statements of Operations ..............................................    54

Statements of Changes in Net Assets ...................................    56

Financial Highlights ..................................................    60

Notes to Financial Statements .........................................    64


                                                        ICON FUNDS

                                          Statements of Assets and Liabilities

As of March 31, 1999 (unaudited)

                                                ICON Basic      ICON Consumer    ICON Energy   ICON Financial  ICON Healthcare
                                              Materials Fund   Cyclicals Fund       Fund       Services Fund       Fund
                                              --------------------------------------------------------------------------------
Assets
Investments at cost                             $11,955,190     $52,779,760     $15,382,664     $ 6,607,594     $27,826,953
                                                ---------------------------------------------------------------------------
Investments at value                              9,393,743      54,280,943      10,867,858       6,876,223      31,863,051
Cash                                                   --              --              --              --              --
Receivables:
         Investments sold                              --           519,350            --              --           291,469
         Fund shares sold                             1,088           4,991             871             653           2,611
         Interest                                       800           2,539           1,930           1,491           1,523
         Dividends                                    3,378          24,844          14,457          11,868          13,145
Deferred organizational expenses                     12,078          12,078            --            12,078          11,221
                                                ---------------------------------------------------------------------------
         Total Assets                             9,411,087      54,844,745      10,885,116       6,902,313      32,183,020
Liabilities:
Payables:
         Due to Custodian bank                         --              --               877            --             1,321
         Investments purchased                         --              --           456,589            --              --
         Fund shares redeemed                        49,072         306,072          44,421          39,603         181,243
         Advisory fee                                 8,127          46,325           7,310           6,134          27,916
         Fund accounting, custodial and
         transfer agent fees                         2,271          12,246           2,085           1,676           7,736
         Administration fee                             406           2,316             365             307           1,396
         Distributions due to shareholders             --              --              --              --              --
         Due to redeemed shareholders                  --              --              --              --              --
         Accrued Expenses                             5,767          31,994           7,495           3,882          10,574
                                                ---------------------------------------------------------------------------
         Total Liabilities                           65,643         398,953         519,142          51,602         230,186
Net Assets                                      $ 9,345,444     $54,445,792     $10,365,974     $ 6,850,711     $31,952,834
         Shares Outstanding (unlimited
         shares authorized, no par value)         1,480,964       5,555,625       1,560,982         664,456       3,432,117
Net Asset Value (Offering price
         and redemption price per share)        $      6.31     $      9.80     $      6.64     $     10.31     $      9.31



The accompanying notes are an integral part of the financial statements

                                                            52



    ICON         ICON            ICON           ICON            ICON            ICON         ICON           ICON
  Leisure      Technology      Telecomm &   Transportation    Short-Term        Asia       N. Europe      S. Europe
   Fund           Fund      Utilities Fund       Fund     Fixed Income Fund Region Fund   Region Fund    Region Fund
--------------------------------------------------------------------------------------------------------------------

$33,129,610    $56,542,259    $ 7,484,992    $23,010,727    $ 4,079,161    $31,159,758    $26,621,057    $ 7,664,545
--------------------------------------------------------------------------------------------------------------------
 39,161,269     75,568,472      7,914,466     23,590,232      4,085,994     32,822,284     27,409,373      7,542,055
    239,825           --             --             --             --             --             --             --

    938,934           --          647,282        332,025         31,223           --          146,532        363,981
      2,612          5,441            653          2,379            238          1,420          1,633            426
      8,964          3,037          1,540          1,475         57,238          6,112            703           --
     63,901          8,682         16,726         19,972           --          106,335         89,841         34,535
     12,078         11,220         12,078         12,078         11,221         11,221         11,221         11,221
--------------------------------------------------------------------------------------------------------------------
 40,427,583     75,596,852      8,592,745     23,958,161      4,185,914     32,947,372     27,659,303      7,952,218


       --            2,794        531,499           --             --          523,653        170,867          2,992
       --             --             --             --             --        1,924,545           --             --
    356,127        404,653         39,349        130,987         98,517        299,041        288,698         78,932
     37,596         60,232          7,754         21,080          2,403         23,828         24,310          6,804

      9,946         17,700          2,066          5,949            985         14,184         15,853          3,839
      1,880          3,012            388          1,054            185          1,191          1,216            340
       --             --             --             --           14,117           --             --             --
       --             --             --             --          127,000           --             --             --
     20,463         27,409          6,197         14,004          3,177         14,313         19,473         11,145
--------------------------------------------------------------------------------------------------------------------
    426,012        515,800        587,253        173,074        246,384      2,800,755        520,417        104,052
$40,001,571    $75,081,052    $ 8,005,492    $23,785,087    $ 3,939,530    $30,146,617    $27,138,886    $ 7,848,166

  3,125,408      5,359,588        865,486      2,265,027        430,211      3,518,210      2,537,362        731,516

$     12.80    $     14.01    $      9.25    $     10.50    $      9.16    $      8.57    $     10.70    $     10.73




An Explanation of the Statement of Assets and Liabilities

This statement lists the assets and liabilities of the Funds as of the last day of the fiscal period.

The assets may consist of the market value of the securities held in the Fund on that day, cash, any receivables (dividends declared not paid, interest due to the Fund but not paid, securities sold but not settled, and Fund shares purchased by investors but not settled). The liabilities may consist of payables for expenses incurred but not yet paid, Fund shares redeemed but not settled, securities for the portfolio bought but not settled.

The last line is the Net Asset Value (NAV) Per Share as of the last day of the fiscal period. The NAV per share is calculated by dividing the Funds' net assets
(assets, at that day's market value, minus liabilities) by the number of Fund shares outstanding.



                                       53


                                                                ICON FUNDS

                                                         Statements of Operations

For the six months ended March 31, 1999 (unaudited)

                                                     ICON Basic      ICON Consumer    ICON Energy     ICON Financial ICON Healthcare
                                                   Materials Fund   Cyclicals Fund       Fund         Services Fund        Fund
                                                   ---------------------------------------------------------------------------------
Investment Income:
         Interest                                  $      7,082     $     22,760     $      4,111     $     12,578     $     13,909
         Dividends                                       87,545          226,954           58,691          105,417           78,596
         Foreign taxes withheld                          (1,586)            --               --               --               --
                                                   --------------------------------------------------------------------------------
Total investment income                                  93,041          249,714           62,802          117,995           92,505
Expenses:
         Advisory fees                                   61,111          284,048           48,606           71,555          142,443
         Fund accounting, custodial and
         transfer agent fees                             10,849           46,159            9,914           17,888           25,790
         Administration fees                              3,055           14,202            2,430            3,578            7,122
         Audit fees                                       2,573           12,039            2,048            2,477            5,325
         Registration fees                                3,973            6,810            5,753            2,285            4,585
         Legal fees                                         715            2,981              581              766            1,622
         Insurance expense                                  377            1,766              300              437              891
         Amortization of deferred
         organizational expenses                          1,836            1,836             --              1,836            1,836
         Trustees fees & expenses                           319            1,533              132              367              777
         Shareholder reports                              1,612            7,545            1,283            1,365            3,529
         Other expenses                                     955            5,507              554              988            1,462
                                                   --------------------------------------------------------------------------------
Total Expenses                                           87,375          384,426           71,601          103,542          195,382
                                                   --------------------------------------------------------------------------------
Net Investment income/(loss)                              5,666         (134,712)          (8,799)          14,453         (102,877)
                                                   --------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss)
         on investments:
Net realized gain/(loss) from
         investment transactions                       (934,228)      (7,978,984)      (2,945,843)         (57,789)       1,076,400
Net realized gain/(loss) from foreign
         currency transactions                             --               --               --               --               --
Change in net unrealized appreciation or
         depreciation on securities and
         foreign currency translations                1,017,848       21,258,006        3,299,592        3,052,620        1,863,626
                                                   --------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(loss)
         on investments:                                 83,620       13,279,022          353,749        2,994,831        2,940,026
                                                   --------------------------------------------------------------------------------
Net increase/(decrease) in net assets
         resulting from operations                 $     89,286     $ 13,144,310     $    344,950     $  3,009,284     $  2,837,149



The accompanying notes are an integral part of the financial statements



                                                                   54




       ICON            ICON            ICON           ICON            ICON           ICON            ICON           ICON
     Leisure        Technology      Telecomm &   Transportation    Short-Term        Asia          N. Europe      S. Europe
      Fund            Fund        Utilities Fund      Fund     Fixed Income Fund  Region Fund     Region Fund    Region Fund
-----------------------------------------------------------------------------------------------------------------------------

$       24,721    $     31,519    $     18,209    $     20,588   $    142,469    $     16,110    $     20,173    $      7,225
       244,571          42,270         181,512         167,111           --           163,592         212,698           7,115
          (121)         (1,286)           --              --             --           (18,622)        (23,196)            (74)
-----------------------------------------------------------------------------------------------------------------------------
       269,171          72,503         199,721         187,699        142,469         161,080         209,675          14,266

       219,433         368,491          58,462         117,491         16,603         143,377         181,060          49,900

        36,230          64,165          13,064          20,480          4,930          51,720          66,376          23,581
        10,972          18,424           2,923           5,874          1,277           7,169           9,053           2,495
         9,295          15,652           2,016           5,001            905           6,074           7,625           2,101
         5,435           6,085           5,435           5,285          5,535           5,185           5,235           5,135
         2,579           4,352             689           1,418            330           1,767           2,181             576
         1,363           2,296             360             734            158             891           1,119             308

         1,836           1,836           1,836           1,836          1,836           1,836           1,836           1,836
         1,174           2,007             303             647            134             767             958             261
         5,825           9,809           1,039           3,124            676           3,806           4,781           1,317
         4,049           7,127           1,601           2,638            161           3,780           1,247             825
-----------------------------------------------------------------------------------------------------------------------------
       298,191         500,244          87,728         164,528         32,545         226,372         281,471          88,335
-----------------------------------------------------------------------------------------------------------------------------
       (29,020)       (427,741)        111,993          23,171        109,924         (65,292)        (71,796)        (74,069)
-----------------------------------------------------------------------------------------------------------------------------



     7,000,188         140,893       2,879,510         131,906         15,908      (4,349,239)        977,255        (384,264)

          --              --              --              --             --          (122,267)       (112,898)        (22,267)


     1,744,963      33,935,259      (2,088,229)      2,507,834        (41,403)     14,259,214         602,558       1,838,523
-----------------------------------------------------------------------------------------------------------------------------

     8,745,151      34,076,152         791,281       2,639,740        (25,495)      9,787,708       1,466,915       1,431,992
-----------------------------------------------------------------------------------------------------------------------------

$    8,716,131    $ 33,648,411    $    903,274    $  2,662,911   $     84,429    $  9,722,416    $  1,395,119    $  1,357,923



An Explanation of the Statements of Operations
This financial statement provides details of the Funds' income,  expenses, gains and losses on securities  and currency  transactions  (if any) and the change in
appreciation  or  depreciation  of  portfolio   holdings.

The first section, "Investment Income", reports the dividends earned from stocks and interest earned from interest-bearing securities held by the Fund.

The next section reports the expenses incurred by the Funds, including advisory fees, transfer agent fees, custodial fees, fund accounting fees, legal fees, audit fees, administration fees, trustee fees and expenses, printing and postage for mailing statements, financial reports, and prospectuses to shareholders.

The last section lists the increase and decrease in the market value of securities held in the Funds' portfolios. A realized gain (or loss) occurs when a Fund sells a security held in the portfolio. Unrealized gain (or loss) represents represents the change in the market value of the securities held in the portfolio, either appreciation or depreciation.

The net result of all these sections is the net increase (decrease) in net assets resulting from operations.

                                       55

                                                          ICON FUNDS

                                             Statements of Changes in Net Assets

For the periods ended as indicated

                                                                            ICON Basic                       ICON Consumer
                                                                          Materials Fund                     Cyclicals Fund
                                                                    1999(a)           1998(b)           1999(a)           1998(b)
                                                                  (unaudited)                         (unaudited)
                                                                 ------------------------------------------------------------------
Operations:
Net investment income/(loss)                                     $      5,666      $     20,645      $   (134,712)     $   (142,086)
Net realized gain/(loss) from
  investment transactions                                            (934,228)      (10,033,591)       (7,978,984)        1,433,170
Net realized gain/(loss) from
  foreign currency transactions                                          --                --                --                --
Changes in unrealized net appreciation/
  depreciation on securities and foreign
  currency translations                                             1,017,848        (6,642,816)       21,258,006       (21,598,774)
                                                                 ------------------------------------------------------------------
Net increase/(decrease) in net assets
  resulting from operations                                            89,286       (16,655,762)       13,144,310       (20,307,690)
Dividends and Distributions to Shareholders from:
Net investment income                                                 (53,645)             --                --                --
Net capital gains                                                        --                --          (1,483,603)             --
Distributions in excess of net capital gains                             --            (884,415)             --                --
                                                                 ------------------------------------------------------------------
Net decrease from dividends and distributions                         (53,645)         (884,415)       (1,483,603)             --
Fund Share Transactions:
Shares sold                                                         3,087,986        26,837,058        12,554,973        73,192,406
Reinvested dividends and distributions                                 53,589           884,415         1,482,251              --
Shares repurchased                                                (11,149,715)      (43,114,010)      (20,254,962)      (24,797,697)
                                                                 ------------------------------------------------------------------
Net increase (decrease) from fund share transactions               (8,008,140)      (15,392,537)       (6,217,738)       48,394,709
Total net increase (decrease) in net Assets                        (7,972,499)      (32,932,714)        5,442,969        28,087,019
Net Assets:
Beginning of Period                                                17,317,943        50,250,657        49,002,823        20,915,804
                                                                 ------------------------------------------------------------------
End of Period                                                    $  9,345,444      $ 17,317,943      $ 54,445,792      $ 49,002,823
Net Assets consist of:
Paid in capital                                                  $ 22,876,942      $ 30,885,082      $ 61,250,824      $ 67,468,562
Accumulated undistributed net
  investment income/(loss)                                            (27,334)           20,645          (134,712)             --
Accumulated undistributed net realized
  gain/(loss) from investments                                    (10,942,717)      (10,008,489)       (8,171,503)        1,291,084
Accumulated net realized gain/(loss)
  from foreign currency transactions                                     --                --                --                --
Unrealized appreciation/(depreciation) on
  securities and foreign currency translations                     (2,561,447)       (3,579,295)        1,501,183       (19,756,823)
                                                                 ------------------------------------------------------------------
Net Assets                                                       $  9,345,444      $ 17,317,943      $ 54,445,792      $ 49,002,823
Transactions in Fund Shares:
Shares sold                                                           450,889         3,238,247         1,378,345         6,769,232
Reinvested dividends and distributions                                  8,347           121,988           149,270              --
Shares repurchased                                                 (1,608,789)       (5,338,963)       (2,201,566)       (2,448,362)
Net increase/(decrease)                                            (1,149,553)       (1,978,728)         (673,951)        4,320,870
Shares outstanding beginning of period                              2,630,517         4,609,245         6,229,576         1,908,706
Shares outstanding end of period                                    1,480,964         2,630,517         5,555,625         6,229,576
Purchases and Sales of Investment Securities:
(excluding Short-Term Securities)
Purchase of securities                                           $  3,945,137      $ 27,564,666      $ 10,815,334      $ 75,074,743
Proceeds from sales of securities                                  12,034,856        39,263,277        18,763,469        26,741,409
Purchases of long-term
  U.S. government securities                                             --                --                --                --
Proceeds from sales of long-term
  U.S. government securities                                             --                --                --                --

The accompanying notes are an integral part of the financial statements

(a)  For the six months ended March 31, 1999
(b)  For the year ended September 30, 1998
(c   For the period November 5, 1997 (commencement  of operations) to September 30, 1998


                                                                 56

            ICON Energy                ICON Financial                   ICON  Healthcare                 ICON Leisure
               Fund                    Services Fund                           Fund                           Fund
     1999(a)         1998(c)         1999(a)         1998(b)         1999(a)         1998(b)         1999(a)         1998(b)
  (unaudited)                      (unaudited)                     (unaudited)                     (unaudited)
------------------------------------------------------------------------------------------------------------------------------
$       (8,799)   $    119,672    $     14,453    $     97,786    $   (102,877)   $    (76,391)   $    (29,020)   $     53,002

    (2,945,843)     (1,379,407)        (57,789)      2,218,332       1,076,400      11,684,946       7,000,188       5,787,424

          --              --              --              --              --              --              --              --

     3,299,592      (7,814,398)      3,052,620      (4,454,208)      1,863,626      (6,562,138)      1,744,963      (1,399,091)
------------------------------------------------------------------------------------------------------------------------------

       344,950      (9,074,133)      3,009,284      (2,138,090)      2,837,149       5,046,417       8,716,131       4,441,335

      (119,670)           --            86,288)        (33,308)           --              --          (841,466)           --
          --              --        (2,119,756)       (104,229)     (6,938,008)     (5,107,561)     (3,723,215)       (231,012)
          --              --              --              --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
      (119,670)           --        (2,206,044)       (137,537)     (6,938,008)     (5,107,561)     (4,564,681)       (231,012)

     3,442,067      49,426,596       8,580,298      14,924,224       9,977,039      35,498,828       8,167,439      31,663,895
       119,106            --         2,203,753         137,537       6,904,056       5,107,561       4,547,293         231,012
    (5,755,037)    (28,017,905)    (21,947,114)    (27,812,645)    (11,980,751)    (86,698,742)    (31,291,032)    (48,287,140)
--------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
    (2,193,864)     21,408,691     (11,163,063)    (12,750,884)      4,900,344     (46,092,353)    (18,576,300)    (16,392,233)
    (1,968,584)     12,334,558     (10,359,823)    (15,026,511)        799,485     (46,153,497)    (14,424,850)    (12,181,910)

    12,334,558            --        17,210,534      32,237,045      31,153,349      77,306,846      54,426,421      66,608,331
--------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$   10,365,974    $ 12,334,558    $  6,850,711    $ 17,210,534    $ 31,952,834    $ 31,153,349    $ 40,001,571    $ 54,426,421

$   19,214,827    $ 21,408,691    $  6,644,071    $ 17,807,134    $ 24,552,248    $ 19,651,904    $ 25,842,766    $ 44,419,066

        (8,797)        119,672           1,453          73,288        (102,877)           --           (79,020)        791,466

    (4,325,250)     (1,379,407)        (63,442)      2,114,103       3,467,365       9,328,973       8,206,166       4,929,193

          --              --              --              --              --              --              --              --

    (4,514,806)     (7,814,398)        268,629      (2,783,991)      4,036,098       2,172,472       6,031,659       4,286,696
------------------------------------------------------------------------------------------------------------------------------
$   10,365,974    $ 12,334,558    $  6,850,711    $ 17,210,534    $ 31,952,834    $ 31,153,349    $ 40,001,571    $ 54,426,421

       544,786       5,234,981         871,064       1,284,317       1,101,943       2,990,425         620,888       2,745,482
        21,854            --           223,731          13,658         767,971         486,896         385,038          20,626
      (949,092)     (3,291,547)     (2,268,132)     (2,528,777)     (1,173,205)     (7,306,493)     (2,497,313)     (4,018,478)
      (382,452)      1,943,434      (1,173,337)     (1,230,802)        696,709      (3,829,172)     (1,491,387)     (1,252,370)
     1,943,434            --         1,837,793       3,068,595       2,735,408       6,564,580       4,616,795       5,869,165
     1,560,982       1,943,434         664,456       1,837,793       3,432,117       2,735,408       3,125,408       4,616,795

$      456,589    $ 44,186,041    $  5,497,159    $ 23,248,572    $ 20,124,161    $ 28,208,249    $ 15,110,810    $ 24,408,049
     3,474,656      22,688,374      18,694,892      35,775,710      22,185,881      77,799,421      37,735,687      40,990,664

          --              --              --              --              --              --              --              --
          --              --              --              --              --              --              --              --

The accompanying notes are an integral part of the financial statements

An Explanation of the Statements of Changes in Net Assets
These statements report the increase or decrease in the Funds' net assets during the  reporting  period.  Changes in the Funds' net assets can be  attributed  to investment operations (The Statement of Operations),  dividends or distributions to Fund shareholders,  and purchases and sales of Fund shares. This schedule may be used by  shareholders  to  determine  if the Funds'  growth or decline  was a result  of  operations  or an  increase  in the  number  of  Fund  shares  being purchased.
The first  section is a summary of the  Statement of  Operations  discussed on a previous  page.
The next  section  summarizes  the  change  due to  capital  gain  and  dividend distributions to Fund shareholders. If Fund shareholders receive their dividends and  distributions  in cash, money is taken out of the Fund to make the payment.
If Fund shareholders reinvest their dividends and distributions,  the Fund's net assets will not be affected.
The net increase (decrease) in net assets from Fund share transactions  includes the  increase  due to purchase of Fund  shares,  the decrease due to Fund shares
redeemed  from   shareholders,   and  the  reinvestment  of  Fund  dividend  and
distributions.
The final section "Net Assets consist of " itemizes the components of the Fund's net assets.  Since funds usually distribute  substantially all earnings so as to not incur a Fund level  income tax, a  significant  portion of the net assets is shareholder capital.
                                       57

                                                               ICON FUNDS

                                                  Statements of Changes in Net Assets

For the periods ended as indicated

                                                     ICON Technology               ICON Telecomm &           ICON Transportation
                                                          Fund                      Utilities Fund                 Fund
                                                  1999(a)       1998(b)       1999(a)        1998(b)       1999(a)       1998(b)
                                                (unaudited)                 (unaudited)                  (unaudited)
                                              -------------------------------------------------------------------------------------
Operations:
Net investment income/(loss)                  $   (427,741) $   (723,187)  $    111,993   $    777,049   $     23,171  $     14,432
Net realized gain/(loss) from
  investment transactions                          140,893     5,250,667      2,879,510     10,444,914        131,906     1,798,699
Net realized gain/(loss) from
  foreign currency transactions                       --            --             --             --             --            --
Changes in unrealized net appreciation/
  depreciation on securities and
  foreign currency translations                 33,935,259   (21,889,268)    (2,088,229)     1,429,447      2,507,834    (5,651,265)
                                              -------------------------------------------------------------------------------------
Net increase/(decrease) in net assets
  resulting from operations                     33,648,411   (17,361,788)       903,274     12,651,410      2,662,911    (3,838,134)
Dividends and Distributions to
  Shareholders from:
Net investment income                                 --            --         (650,461)      (266,587)       (38,553)      (11,614)
Net capital gains                               (4,514,600)   (2,209,608)    (3,257,812)       (42,972)    (1,845,827)     (471,107)
Distribution in excess of net capital gains           --            --             --             --             --            --
                                              -------------------------------------------------------------------------------------
Net decrease from dividends and distributions   (4,514,600)   (2,209,608)    (3,908,273)      (309,559)    (1,884,380)     (482,721)
Fund Share Transactions:
Shares sold                                     22,720,892    97,384,184      5,454,226     77,148,809     16,929,587     5,477,586
Reinvested dividends and distributions           4,502,071     2,209,608      3,786,730        307,627      1,882,777       482,721
Shares repurchased                             (41,769,623)  (61,377,016)   (21,979,607)   (86,471,237)    (7,123,374)  (12,853,191)
                                              -------------------------------------------------------------------------------------
Net increase (decrease) from fund share
  transactions                                 (14,546,660)   38,216,776    (12,738,651)    (9,014,801)    11,688,990    (6,892,884)
                                              -------------------------------------------------------------------------------------
Total net increase (decrease) in net assets     14,587,151    18,645,380    (15,743,650)     3,327,050     12,467,521   (11,213,739)
Net Assets:
Beginning of Period                             60,493,901    41,848,521     23,749,142     20,422,092     11,317,566    22,531,305
                                              -------------------------------------------------------------------------------------
End of Period                                 $ 75,081,052  $ 60,493,901   $  8,005,492   $ 23,749,142   $ 23,785,087  $ 11,317,566
Net Assets consist of:
Paid in capital                               $ 56,394,357  $ 70,941,017   $ (2,535,165)  $ 10,203,486   $ 23,131,315  $ 11,442,325
Accumulated undistributed net
  investment income/(loss)                        (427,741)         --           44,571        583,039        (10,512)        4,870
Accumulated undistributed net realized
  gain/(loss) from investments                      88,223     4,461,930     10,066,612     10,444,914         84,779     1,798,700
Accumulated net realized gain/(loss)
  from foreign currency transactions                  --            --             --             --             --            --
Unrealized appreciation/(depreciation) on
  securities and foreign currency translations  19,026,213   (14,909,046)       429,474      2,517,703        579,505    (1,928,329)
                                              -------------------------------------------------------------------------------------
Net Assets                                    $  5,081,052  $ 60,493,901   $  8,005,492   $ 23,749,142   $ 23,785,087  $ 11,317,566
Transactions in Fund Shares:
Shares sold                                      1,777,394     8,836,734        406,687      6,461,776      1,555,663       468,177
Reinvested dividends and distributions             361,903       229,450        386,401         25,678        173,209        44,246
Shares repurchased                              (3,356,798)   (5,717,950)    (1,604,246)    (6,732,956)      (661,331)   (1,132,684)
                                              -------------------------------------------------------------------------------------
Net increase/(decrease)                         (1,217,501)    3,348,234       (811,158)      (245,502)     1,067,541      (620,261)
                                              -------------------------------------------------------------------------------------
Shares outstanding beginning of period           6,577,089     3,228,855      1,676,644      1,922,146      1,197,486     1,817,747
                                              -------------------------------------------------------------------------------------
Shares outstanding end of period                 5,359,588     6,577,089        865,486      1,676,644      2,265,027     1,197,486
Purchases and Sales of Investment Securities:
(excluding Short-Term Securities)
Purchase of securities                        $       --    $ 57,668,360   $  1,287,621   $ 54,281,448   $ 14,409,718  $  1,811,710
Proceeds from sales of securities               22,864,434    21,778,968     16,157,786     63,596,266      5,038,732     9,061,170
Purchases of long-term
  U.S. government securities                          --            --             --             --             --            --
Proceeds from sales of long-term
  U.S. government securities                          --            --             --             --             --            --

The accompanying notes are an integral part of the financial statements a and b legends are at the bottom of page 56
                                                            58

       ICON Short-Term                       ICON Asia                        ICON N. Europe                 ICON S. Europe
      Fixed Income Fund                     Region Fund                        Region Fund                     Region Fund
   1999(a)           1998(b)           1999(a)         1998(b)          1999(a)           1998(b)        1999(a)         1998(b)
 (unaudited)                        (unaudited)                       (unaudited)                      (unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
$     109,924    $     992,101     $    (65,292)    $   (205,283)   $     (71,796)   $     200,726    $     (74,069)   $    (52,094)

       15,908          140,283       (4,349,239)     (11,335,137)         977,255        7,084,573         (384,264)      9,764,871

         --               --           (122,267)        (205,712)        (112,898)        (144,106)         (22,267)        (70,662)

      (41,403)        (110,926)      14,259,214      (10,528,930)         602,558       (3,687,785)       1,838,523      (5,229,529)
-----------------------------------------------------------------------------------------------------------------------------------

       84,429        1,021,458        9,722,416      (22,275,062)       1,395,119        3,453,408        1,357,923       4,412,586

     (247,002)        (865,022)            --               --           (502,161)        (236,890)         (23,988)       (113,918)
     (143,769)        (345,113)            --               --         (3,503,483)        (558,284)      (1,955,771)     (1,038,913)
         --               --               --               --               --               --               --              --
-----------------------------------------------------------------------------------------------------------------------------------
     (390,771)      (1,210,135)            --               --         (4,005,644)        (795,174)      (1,979,759)     (1,152,831)

    9,433,196      104,764,409       19,442,673       50,431,060       16,549,010       41,024,199        9,385,991      43,453,014
      412,383        1,131,298             --               --          3,996,911          795,174        1,966,878       1,152,831
  (10,949,755)    (181,738,914)     (25,748,141)     (59,705,150)     (30,522,481)     (54,698,301)     (12,334,523)    (59,501,691)
   (1,104,176)     (75,843,207)      (6,305,468)      (9,274,090)      (9,976,560)     (12,878,928)        (981,654)    (14,895,846)
-----------------------------------------------------------------------------------------------------------------------------------
   (1,410,518)     (76,031,884)       3,416,948      (31,549,152)     (12,587,085)     (10,220,694)      (1,603,490)    (11,636,091)

    5,350,048       81,381,932       26,729,669       58,278,821       39,725,971       49,946,665        9,451,656      21,087,747
-----------------------------------------------------------------------------------------------------------------------------------
$   3,939,530    $   5,350,048    $  30,146,617    $  26,729,669    $  27,138,886    $  39,725,971    $   7,848,166    $  9,451,656

$   3,926,789    $   5,030,965    $  44,582,316    $  50,887,784    $  22,889,713    $  32,866,273    $   1,763,228    $  2,744,882

      (10,000)         127,078         (271,004)        (205,712)        (157,263)         416,694         (158,727)        (60,670)

       15,908          143,769      (15,483,846)     (11,134,607)       3,982,862        6,509,090        6,450,714       8,790,749

         --               --           (322,797)        (200,530)        (362,150)        (249,252)         (87,086)        (64,819)

        6,833           48,236        1,641,948      (12,617,266)         785,724          183,166         (119,963)     (1,958,486)
-----------------------------------------------------------------------------------------------------------------------------------
$   3,939,530    $   5,350,048    $  30,146,617    $  26,729,669    $  27,138,886    $  39,725,971    $    ,848,166    $  9,451,656

      971,096       10,667,818        2,508,531        6,402,144        1,455,093        3,234,854          749,665       3,141,567
       44,404          114,918             --               --            347,256           72,619          172,231         101,037
   (1,131,951)     (18,352,997)      (3,381,315)      (7,874,666)      (2,680,832)      (4,408,291)        (986,877)     (4,217,857)
------------------------------------------------------------------------------ ----------------------------------------------------
     (116,451)      (7,570,261)        (872,784)      (1,472,522)        (878,483)      (1,100,818)         (64,981)       (975,253)
-----------------------------------------------------------------------------------------------------------------------------------
      546,662        8,116,923        4,390,994        5,863,516        3,415,845        4,516,663          796,497       1,771,750
-----------------------------------------------------------------------------------------------------------------------------------
      430,211          546,662        3,518,210        4,390,994        2,537,362        3,415,845          731,516         796,497


$        --      $        --      $   8,632,524    $  30,912,127    $   4,565,503    $  27,509,067    $   5,451,829    $ 25,142,627
         --               --         15,401,597       38,905,083       17,632,917       41,448,427        8,652,119      41,727,283

$   2,012,760    $  14,984,765             --               --               --               --               --              --

    2,013,800       46,525,838             --               --               --               --               --              --


                                                               59

                                                          ICON FUNDS
                                                      Financial Highlights

For a share outstanding throughout each of the periods ending as indicated

                                                            ICON Basic                                  ICON Consumer
                                                          Materials Fund                                Cyclicals Fund
                                             1999(a)          1998(b)        1997(d)        1999(a)        1998(b)        1997(e)
                                           (unaudited)                                    (unaudited)
                                           ---------------------------------------------------------------------------------------
Net asset value, beginning of period       $     6.58      $    10.90     $    10.00     $     7.87      $    10.96     $    10.00
Income from investment operations
  Net investment income (loss)                   0.03            0.02          (0.01)         (0.02)          (0.01)         (0.01)
Net gains or (losses) on securities
  (both realized and unrealized)                (0.27)          (4.08)          0.91           2.19           (3.08)          0.97
                                           ---------------------------------------------------------------------------------------
Total from investment operations                (0.24)          (4.06)          0.90           2.17           (3.09)          0.96
Less dividends and distributions
  Dividends (from net investment income)        (0.03)        --             --             --              --             --
Distributions (from net realized gain)           --             (0.26)       --               (0.24)        --             --
                                           ---------------------------------------------------------------------------------------
Total distributions                             (0.03)          (0.26)       --               (0.24)        --             --
Net asset value, end of period             $     6.31      $     6.58     $    10.90     $     9.80      $     7.87     $    10.96
                                           ----------------------------------------------------------------------------------------
Total Return                                   (3.63%)*       (37.45%)         9.00%         27.47%*        (28.26%)         9.60%
Net assets, end of period (in thousands)   $    9,345      $   17,318     $   50,251     $   54,446      $   49,003     $   20,916
Average net assets for the period
  (in thousands)                           $   12,211      $   27,117     $   45,001     $   56,995      $   39,883     $   19,876
Ratio of expenses to average net assets          1.44%           1.33%          1.45%          1.35%           1.37%          1.89%
Ratio of net investment income to
  average net assets                             0.05%*          0.08%         (0.24%)                (0.24%)* (0.36         (0.67%)
Portfolio turnover rate                         32.14%         106.70%         32.35%         19.30%          72.42%          0.00%


The accompanying notes are an integral part of the financial statements

*    Not annualized
a    For the six months ended March 31, 1999
b    For the year ended September 30, 1998
c    For the period November 5, 1997 (commencement of operations) to September 30, 1998
d    For the period May 5, 1997 (commencement of operations) to September 30, 1997
e    For the period July 9, 1997 (commencement of operations) to September 30, 1997
f    For the period July 1, 1997 (commencement of operations) to September 30, 1997
g    For the period February 24, 1997 (commencement of operations) to September 30, 1997
h    For the period May 9, 1997 (commencement of operations) to September 30, 1997
i    For the period February 19, 1997 (commencement of operations) to September 30, 1997
j    For the period July 9, 1997 (commencement of operations) to September 30, 1997
k    For the period May 9, 1997 (commencement of operations) to September 30, 1997
l    For the period February 7, 1997 (commencement of operations) to September 30, 1997
m    For the period February 25, 1997 (commencement of operations) to September 30, 1997
n    For the period February 18, 1997 (commencement of operations) to September 30, 1997
o    For the period February 20, 1997 (commencement of operations) to September 30, 1997


                                                                  60



      ICON Energy                 ICON Financial                      ICON Healthcare                       ICON Leisure
          Fund                    Services Fund                             Fund                                Fund
   1999(a)     1998(c)      1999(a)   1998(b)     1997(f)    1999(a)       1998(b)    1997(g)      1999(a)     1998(b)     1997(h)
(unaudited)              (unaudited)                       (unaudited)                          (unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
$   6.35     $   10.00    $  9.37     $ 10.51     $ 10.00    $ 11.39      $ 11.78     $ 10.00     $ 11.79      $ 11.35     $ 10.00

    0.00          0.06       0.04        0.04        0.01      (0.03)        0.02       (0.04)       0.09         0.02       (0.01)

    0.36         (3.71)      2.35       (1.14)       0.50       1.11         0.35        1.82        2.37         0.45        1.36
----------------------------------------------------------------------------------------------------------------------------------
    0.36         (3.65)      2.39       (1.10)       0.51       1.08         0.37        1.78        2.46         0.47        1.35

   (0.07)         --        (0.06)      (0.01)       --         --           --          --         (0.27)        --          --
     --           --        (1.39)      (0.03)       --        (3.16)       (0.76)       --         (1.18)       (0.03)       --
----------------------------------------------------------------------------------------------------------------------------------
  (0.07)          --        (1.45)      (0.04)       --        (3.16)       (0.76)       --         (1.45)       (0.03)       --

$  6.64      $   6.35     $ 10.31     $  9.37     $ 10.51    $  9.31      $ 11.39     $ 11.78     $ 12.80      $ 11.79     $ 11.35
----------------------------------------------------------------------------------------------------------------------------------
  5.91%*       (36.50%)     26.21%*    (10.46%)      5.10%     10.43%*       3.77%      17.80%      21.90%*       4.18%      13.50%
$10,366      $ 12,335     $ 6,851     $17,211     $32,237    $31,953      $31,153     $77,307     $40,002      $54,426     $66,608

$ 9,743      $ 21,128     $14,297     $28,304     $29,803    $28,570      $56,620     $59,164     $43,929      $74,443     $45,444
   1.47%         1.20%       1.45%       1.33%       1.70%      1.37%        1.24%       1.45%       1.36%        1.30%       1.48%

  (0.09%)*       0.51%       0.10%*      0.35%       0.12%     (0.36%)*     (0.13%)     (0.80%)     (0.07%)*      0.07%      (0.36%)
   4.69%       112.62%      39.37%      87.68%       0.00%     70.51%       52.16%      71.81%      34.24%       34.17%       2.52%

The accompanying notes are an integral part of the financial statements



An Explanation of the Financial Highlights
This schedule provides an analysis of the items that affected the Funds' net asset value, on a per share basis. This schedule provides the total return, distributions, assets in the Fund, expense ratios and portfolio turnover.

The first line is the beginning of period net asset value per share (NAV) and the components of the current fiscal period's activity is shown in sections that follow. The increase or (decrease) due to investment operations is first, followed by gains or (losses), either realized or unrealized, then dividends and distributions are subtracted to arrive at the NAV per share at the end of the fiscal period.

Also included in this schedule are the Funds' expense ratios, or percentage of net assets that was used to cover the operating expenses of the Fund during the period. This is determined by dividing the total expenses incurred by the Fund by the average net assets in the Fund during the year.

The next item on the schedule is the ratio of net investment income, which is the net investment income earned from investment operations divided by the average net assets of the Funds during the reporting period.

The next item is the portfolio turnover rate, which is a measure of the amount of buying and selling activity in the Funds' portfolio. The turnover is affected by many things including, market conditions, changes in the size of the Fund, due to purchases or redemptions by shareholders, the types of Fund investments, and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over during the reporting period, a 50% rate means that an amount equal to the value of half the portfolio is traded during the reporting period.

                                       61


                                                           ICON FUNDS


Financial Highlights

For a share outstanding throughout each of the periods ending as indicated

                                                ICON Technology                ICON Telecomm &             ICON Transportation
                                                     Fund                       Utilities Fund                    Fund
                                          1999(a)    1998(b)   1997(i)   1999(a)   1998(b)  1997(j)      1999(a) 1998(b)   1997(k)
                                        (unaudited)                    (unaudited)                     (unaudited)
                                         -----------------------------------------------------------------------------------
Net asset value, beginning of period     $  9.20    $ 12.96   $ 10.00   $ 14.17   $ 10.63   $ 10.00    $  9.45   $ 12.40   $ 10.00
Income from investment operations
  Net investment income (loss)             (0.08)     (0.06)    (0.05)     0.80      0.31      0.06       0.02      0.01      --
Net gains or (losses) on securities
(both realized and unrealized)              5.67      (3.31)     3.01      0.42      3.28      0.57       1.81     (2.71)     2.40
                                         -----------------------------------------------------------------------------------------
Total from investment operations            5.59      (3.37)     2.96      1.22      3.59      0.63       1.83     (2.70)     2.40
Less dividends and distributions
  Dividends (from net investment
   income)                                  --         --        --       (1.02)    (0.04)     --        (0.02)    (0.01)     --
Distributions (from net realized gain)     (0.78)     (0.39)     --       (5.12)    (0.01)     --        (0.76)    (0.24)     --
                                         ---------------------------------------------------
Total distributions                        (0.78)     (0.39)     --       (6.14)    (0.05)     --        (0.78)    (0.25)     --

Net asset value, end of period           $ 14.01    $  9.20   $ 12.96   $  9.25   $ 14.17   $ 10.63    $ 10.50   $  9.45   $ 12.40
                                         -----------------------------------------------------------------------------------------
Total Return                               61.88%*   (26.17%)   29.60%     6.18%*   33.88%     6.30%     19.05%*  (22.08%)   24.00%
Net assets, end of period
  (in thousands)                         $75,081    $60,494   $41,849   $ 8,005   $23,749   $20,422    $23,785   $11,318   $22,531

Average net assets for the period
  (in thousands)                         $74,006    $73,057   $29,766   $11,639   $36,698   $19,230    $23,625   $17,975   $19,459
Ratio of expenses to average net assets     1.36%      1.31%     1.47%     1.51%     1.34%     1.91%      1.40%     1.41%     1.61%
Ratio of net investment income to
  average net assets                       (0.57%)*   (0.99%)   (0.88%)    0.96%*    2.12%     1.62%      0.10%*    0.08%    (0.04%)
Portfolio turnover rate                     0.00%     31.68%    44.57%    11.03%   155.72%     2.55%     22.88%    10.62%    15.97%


a-o  legends are at the bottom of page 60

# Includes reimbursement from administrator for fees and expenses. If these fees and expenses had not been reimbursed, the ratio of expenses to average net assets would have been 2.10% and the ratio of net investment income to average net assets would have been (0.79%).

+ Includes change in accounting estimate, see note on page 66. If this change had not been made the ratio of expenses to average net assets would have been 0.84% and the ratio of net investment income to average net assets would have been 4.93%.

*    Not annualized




                                                               62




          ICON Short-Term                     ICON Asia                   ICON N. Europe                 ICON S. Europe
         Fixed Income Fund                   Region Fund                    Region Fund                   Region Fund
  1999(a)    1998(b)      1997(l)    1999(a)    1998(b)   1997(m)   1999(a)   1998(b)   1997(n)    1999(a)   1998(b)      1997(o)
(unaudited)                        (unaudited)                    (unaudited)                    (unaudited)
--------------------------------------------------------------------------------------------------------------------------------
$ 9.79      $ 10.03      $  10.00   $  6.09     $  9.94   $ 10.00   $ 11.63   $ 11.06   $ 10.00   $ 11.87    $ 11.90     $ 10.00

  0.56         0.76          0.47      0.03       (0.04)    (0.01)     0.02     (0.02)     0.07      0.01      (0.23)       0.10

 (0.35)       (0.14)         0.03      2.45       (3.81)    (0.05)     0.40      0.79      0.99      1.68       0.93        1.80
--------------------------------------------------------------------------------------------------------------------------------
  0.21         0.62          0.50      2.48       (3.85)    (0.06)     0.42      0.77      1.06      1.69       0.70        1.90

 (0.54)       (0.53)        (0.47)     --          --        --       (0.17)    (0.06)     --       (0.03)     (0.07)       --
 (0.30)       (0.33)         --        --          --        --       (1.18)    (0.14)     --       (2.80)     (0.66)       --
--------------------------------------------------------------------------------------------------------------------------------
 (0.84)       (0.86)        (0.47)     --          --        --       (1.35)    (0.20)     --       (2.83)     (0.73)       --
$ 9.16      $  9.79      $  10.03   $  8.57     $  6.09   $  9.94   $ 10.70   $ 11.63   $ 11.06   $ 10.73    $ 11.87     $ 11.90
--------------------------------------------------------------------------------------------------------------------------------
  1.67%        6.55%         3.18%    40.72%*    (38.73%)   (0.60%)    2.79%*    7.00%    10.60%    12.83%*     6.11%      19.00%
$3,940      $ 5,350      $ 81,382   $30,147     $26,730   $58,279   $27,139   $39,726   $49,947   $ 7,848    $ 9,452     $21,088


$5,117      $17,542      $128,897   $28,764     $45,361   $45,191   $36,256   $49,406   $36,212   $10,012    $20,263     $15,055
  1.27%        0.11%+        1.10%     1.58%       1.65%     1.66%     1.56%     1.54%     1.66%     1.77%      1.56%#      1.69%

  2.14%*       5.66%+        4.66%    (0.23%)*    (0.45%)   (0.23%)   (0.20%)*  (0.41%)    1.34%    (0.74%)*   (0.26%)#     1.92%
 50.00%      163.75%       297.62%    30.36%      69.57%     0.00%    13.08%    57.84%    13.89%    56.92%    113.55%       7.29%


The  accompanying  notes are an integral  part of the financial  statements

An Explanation of the Financial Highlights
This schedule provides an analysis of the items that affected the Funds' net asset value, on a per share basis. This schedule provides the total return, distributions, assets in the Fund, expense ratios and portfolio turnover.

The first line is the beginning of period net asset value per share (NAV) and the components of the current fiscal period's activity is shown in sections that follow. The increase or (decrease) due to investment operations is first, followed by gains or (losses), either realized or unrealized, then dividends and distributions are subtracted to arrive at the NAV per share at the end of the fiscal period.

Also included in this schedule are the Funds' expense ratios, or percentage of net assets that was used to cover the operating expenses of the Fund during the period. This is determined by dividing the total expenses incurred by the Fund by the average net assets in the Fund during the year.

The next item on the schedule is the ratio of net investment income, which is the net investment income earned from investment operations divided by the average net assets of the Funds during the reporting period.

The next item is the portfolio turnover rate, which is a measure of the amount of buying and selling activity in the Fund's portfolio. The turnover is affected by many things including, market conditions, changes in the size of the Fund, the types of Fund investments, and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over during the reporting period, a 50% rate means that an amount equal to the value of half the portfolio is traded during the reporting period.

                                       63

                                   ICON FUNDS
                         Notes to Financial Statements
March 31, 1999 (unaudited)
1.  Organization and Significant  Accounting  Policies.
The ICON Basic Materials Fund (Basic  Materials Fund),  ICON Consumer  Cyclicals
Fund (Consumer  Cyclicals Fund),  ICON Energy Fund (Energy Fund), ICON Financial
Services Fund, (Financial Services Fund) ICON Healthcare Fund (Healthcare Fund),
ICON Leisure Fund (Leisure Fund),  ICON Technology Fund (Technology  Fund), ICON
Telecommunication & Utilities Fund  (Telecommunication and Utilities Fund), ICON
Transportation Fund  (Transportation  Fund)-(collectively,  the Domestic Funds), and ICON North Europe Region Fund (North Europe Fund),  ICON South Europe Region
Fund (South  Europe  Fund) and ICON Asia Region Fund (Asia Fund)  (collectively, the International Funds) and ICON Short-Term Fixed Income Fund (Short-Term Fixed
Income  Fund) are series funds  (collectively,  the Funds) which are part of the
ICON Funds (the Trust),  a  Massachusetts  business  trust,  which is registered under the  Investment  Company  Act of 1940,  as amended  (the 1940 Act),  as an open-end,  non-diversified  management investment company. The Trust has sixteen funds (of which thirteen are currently in operations)  which invest primarily in securities of companies whose principal business activities fall within specific industries  or regions,  and one  short-term  fixed  income  fund which  invests primarily in short-term U.S. Treasury and U.S.  Government  Agency  instruments.
Each fund is  authorized  to issue an  unlimited  number of no par  shares.  The investment  objective  of the  domestic  and  international  equity  funds is to
provide  long-term  capital  appreciation.   The  investment  objective  of  the
Short-Term  Fixed Income Fund is to attain high current income  consistent  with preservation of capital.
The  following  is a summary of  significant  accounting  policies  consistently followed by the Funds in the  preparation  of their  financial  statements.  The preparation  of financial  statements  in  conformity  with  generally  accepted
accounting   principles  requires  management  to  make  certain  estimates  and assumptions  that  affect  the  reported  amounts  of  assets  and  liabilities, disclosure of  contingent  assets and  liabilities  at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.
Investment Valuation.
The Funds  securities  and other  assets are valued at the close of the  regular trading session of the New York Stock Exchange (the  "Exchange")  (normally 4:00
p.m. New York time) each day the Exchange is open.  The  Portfolio's  securities and other assets are valued as follows: securities listed or traded primarily on foreign exchanges,  national exchanges and the Nasdaq Stock market are valued at the last  sale  price as of the  close of the  Exchange,  or, if such a price is lacking for the trading period immediately  preceding the time of determination, such securities are valued at the last bid price.  Securities that are traded in the over-the-counter market are valued at the last quoted sales price or if such a sales  price is lacking a last sales  price a security  is valued at it's last bid  price.  The  market  value of  individual  securities  held by the Fund are determined by using pricing services which provide market prices to other mutual
funds  or,  as  needed,   by  obtaining   market   quotations  from  independent
broker/dealers.  Securities  and assets  for which  quotations  are not  readily available  are  valued at fair  values  determined  in good  faith  pursuant  to
consistently  applied  procedures   established  by  the  trustees.   Short-term
securities  including  demand notes with  remaining  maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest,  both of which approximate market value.
Repurchase  Agreements.
Repurchase  agreements  if held by the Funds are  fully  collateralized  by U.S.
Government  securities  and such  collateral is in the  possession of the Funds'
custodian.  The collateral is evaluated daily to ensure its market value exceeds the  current  market  value  of  the  repurchase  agreements  including  accrued interest. In the event of default on the obligation to repurchase,  the Fund has the right to liquidate the collateral and apply the proceeds in  satisfaction of the obligation.  In the event of default or bankruptcy by the other party to the agreement,  realization  and/or  retention of the  collateral or proceeds may be subject to legal  proceedings.
Foreign  Currency  Translation.
The accounting  records of the Funds are maintained in U.S. dollars.  Investment securities and other assets and  liabilities  denominated in a foreign  currency are translated into U.S.  dollars at the prevailing  rates of exchange at period end.  Income and expenses are  translated  into U.S.  dollars at the  prevailing exchange rate on the respective dates of the  transactions.  Purchases and sales of securities  are  translated  into U.S.  dollars at the  contractual  currency exchange  rates  established  at the time of each trade.  Net realized gains and losses  on  foreign  currency  transactions  represent  disposition  of  foreign currencies,  and the  difference  between  the amount of net  investment  income accrued and the U.S. dollar amount actually  received.
Income Taxes.
The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly,  the Funds will not be subject to federal and state income taxes,  or federal excise taxes to the extent that they intend  to  make  sufficient  distributions  of net  investment  income  and net realized capital gain.
Dividends  received by  shareholders of the Funds which are derived from foreign source  income and  foreign  taxes paid by the Funds are to be  treated,  to the extent  allowable under the Code, as if received and paid by the shareholders of the Funds.
                                       64

Notes to Financial Statements (continued)

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and net operating losses.

Investment Income.
Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Expenses.
Most expenses of the Funds can be directly  attributed  to each  specific  fund.
Expenses which cannot be directly attributed are apportioned between all funds in the Trust.

Deferred  Organizational  Costs.
Organizational costs are being amortized over five years by the Funds. The amortization starts once the Funds have assets and begin investment operations.

Investment  Transactions.
Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

The Funds may have elements of risk due to concentrated  investments in specific
industries  or  in  foreign  issuers  located  in  a  specific   country.   Such
concentrations  may subject the Funds to additional  risks resulting from future political or economic conditions and/or possible  impositions of adverse foreign governmental laws or currency exchange restrictions.

2. Fees and Other Transactions with Affiliates.

Investment Advisory Fees

Domestic and  International  Funds
As the Funds' investment advisor, Meridian Investment Management, Inc. (MIMCO) receives a monthly fee that is computed daily at an annual rate of 1.00% of the Domestic and International Fund's average net assets.

Short-Term Fixed Income Fund
As the fund's investment advisor, MIMCO receives a monthly fee that is computed daily at an annual rate of .65% of the Fund's average net assets.

Transfer Agent, Custody and Accounting Fees.
Firstar Mutual Fund Services, LLC (Firstar) provides custodial services, transfer agent services and fund accounting for the Funds. The Funds pay a fee at an annual rate of 0.15% on the Trust's first $500 million average daily net assets, 0.13% on the next $500 million of average daily net assets, and 0.12% on the balance of average daily net assets. The Funds also pay for various out-of-pocket costs incurred by Firstar that are estimated to be 0.02% of the average daily net assets.

On behalf of the International Funds Firstar has entered into an agreement with Chase Manhattan Bank (Chase) to provide international custodial services. The
Funds pay an annual rate of 0.112% of average daily net assets plus a per trade transaction cost for these custodial services.

Administrative Services
The Funds have entered into an  administrative  services  agreement  with MIMCO.
This agreement provides for an annual fee of 0.05% on the Trust's first $500 million of average daily net assets and 0.04% on average daily net assets in excess of $500 million.

Related parties
Certain officers and directors of MIMCO are also officers and trustees of the Funds.

                                       65


Notes to Financial Statements (continued)

3. Federal Income Tax.

Net  investment  income   distributions  and  capital  gain   distributions  are
determined  in  accordance  with  income tax  regulations  which may differ from generally accepted accounting principles. These differences are due to differing
treatments  for  items  such  as  deferral  of  wash  sales,   foreign  currency
transactions,  net operating losses and capital loss carryforwards.

Net capital loss carryover expire in 2006. To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 1999, are as follows:

Fund                                    Federal Tax Cost  Unrealized       Unrealized   Net Appreciation  Net Capital   Post October
                                                         Appreciation    (Depreciation) (Depreciation) Loss Carryovers Loss Deferral
------------------------------------------------------------------------------------------------------------------------------------

ICON Basic Materials Fund                 $ 11,955,190   $    330,292    $ (2,891,727)   $ (2,561,435)   $       --     $       --
ICON Consumer Cyclicals Fund              $ 52,906,922   $  8,219,259    $ (6,852,467)   $  1,366,792    $       --     $       --
ICON Energy Fund                          $ 15,562,667   $    101,162    $ (4,615,962)   $ (4,514,800)   $       --     $       --
ICON Financial Services Fund              $ 69,607,597   $    918,821    $   (650,191)   $    268,630    $       --     $       --
ICON Healthcare Fund                      $ 27,941,910   $  6,342,745    $ (2,421,596)   $  3,921,149    $       --     $       --
ICON Leisure Fund $33,255,624             $ 10,065,487   $ (4,159,832)   $  5,905,655    $       --      $       --
ICON Technology Fund                      $ 56,542,270   $ 27,659,290    $ (8,633,064)   $ 19,026,226    $       --     $       --
ICON Telecommunication and
Utilities Fund                            $  7,484,989   $    875,283    $   (445,798)   $    429,485    $       --     $       --
ICON Transportation Fund                  $ 23,091,571   $  2,647,495    $ (2,148,821)   $    498,674    $       --     $       --
ICON Short-Term
Fixed Income Fund                         $  4,079,161   $     11,722    $     (4,889)   $      6,833    $       --     $       --
ICON Asia Region Fund                     $ 31,458,228   $  4,170,996    $ (2,508,459)   $  1,662,537    $      9,312   $  8,215,385
ICON North Europe Region Fund             $ 26,597,131   $  3,340,188    $ (2,551,867)   $    788,321    $       --     $    122,266
ICON South Europe Region Fund             $  7,658,474   $    400,117    $   (522,609)   $   (122,492)   $       --     $     60,669

4. Malaysian Securities
Effective September 1, 1998, the Government of Malaysia imposed currency controls on the Malaysian ringgit. Among other things, these controls effectively prohibit the Asia Region Fund from repatriating any capital invested in Malaysian securities without incurring a redemption tax unless the security being sold has been held for more than one year. The holding period begins accruing on the later of September 1, 1998 or the date on which the security is purchased. Therefore, Malaysia's new currency controls effectively would prohibit the Asia Region Fund from repatriating any capital invested in Malaysia without incurring the tax until September 1, 1999 at the earliest. Due to these restrictions the investments in Malaysia have been valued at fair value using a 20% discount (the tax rate) as of March 31, 1999.

As of March 31, 1999, approximately 4.5% of the Asia Region Fund's assets were invested in Malaysian securities.

5. Accounting Estimates
The ICON Short-Term Fixed Income Fund had a net overaccrual of expenses of approximately $157,000 as of September 30, 1997 which was not material to the financial statements as of that date. However due to the substantial decrease in the net assets of the Fund during the year ended September 30, 1998 the net overaccrual of $127,000 became material to the financial statements of the Fund. The Fund has determined that it received a net benefit due to this overaccrual and will identify and reimburse shareholders who provided this benefit. The amount of this benefit is identified as due to redeemed shareholders in the statement of assets and liabilities.

The ICON South Europe Region Fund underaccrued foreign custodial and transaction costs for the year ended September 30, 1998. The administrator has agreed to reimburse the fund $109,000 for this underaccrual. This is included in the statement of operations as fees and expenses reimbursed.

Both of these transactions have been accounted for as a change in accounting estimate and adjusted for as of September 30, 1998.

                                   ICON FUNDS


                            1999 Semi-Annual Report

                     This space is available for your notes






Design: Davis Design, Denver
Printing: Tewell Warren Printing, Denver

                                       67